UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14(a)-12

NATIONAL HOLDINGS CORPORATION
(Name of Registrant as Specified in Charter)

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☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

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(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

NATIONAL HOLDINGS CORPORATION

Notice of Annual Meeting of Stockholders
To Be Held Thursday, January 26, 2017 at 10:00 A.M. EST

To the Stockholders:

The Annual Meeting of Stockholders (the “Annual Meeting”) of National Holdings Corporation (“we”, “us”, “our” or the “Company”) will be held on Thursday, January 26, 2017 at 10:00 A.M. (local time) at the offices of Alston & Bird LLP located at 90 Park Avenue, 15th Floor, New York, NY 10016, for the following purposes:

1.	To elect one (1) Class III director to serve until the 2019 Annual Meeting of Stockholders and until his successor is elected and qualified;

2.	To amend our Certificate of Incorporation to decrease the number of authorized shares of our common stock from 150,000,000 shares to 75,000,000 shares;

3.	To amend our Certificate of Incorporation to permit stockholders to take actions by less than unanimous written consent;

4.	To amend our Certificate of Incorporation to make certain changes (in addition to those amendments that are the subjects of Proposal 2 and Proposal 3) regarding director matters;

5.	To approve the Amendment to the National Holdings Corporation 2013 Omnibus Incentive Plan to increase the number of shares of our common stock authorized for issuance under the 2013 Plan by 650,000;

6.	To approve a non-binding advisory resolution approving the compensation of our named executive officers;

7.	To ratify the appointment by the Audit Committee of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2017; and

8.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Owners of record at the close of business on December 15, 2016 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting or at any adjournments or postponements thereof. A complete list of the stockholders entitled to notice of and to vote at the Annual Meeting will be made available for inspection by any stockholder of record at the offices of our company during market hours from the Record Date through the time of the Annual Meeting. This list also will be available to stockholders at the Annual Meeting.

Your vote is very important. For this reason, our Board of Directors is soliciting your proxy to vote your shares of our common stock, par value $0.02 per share, at the Annual Meeting. As permitted by the rules of the Securities and Exchange Commission, we are mailing to our stockholders paper copies of the Proxy Statement for the Annual Meeting (together with the proxy card related thereto), along with our Annual Report on Form 10-K for our fiscal year ended September 30, 2016. Such materials are being mailed to our stockholders on or about January 4, 2017. At the same time, such materials will also be available via the Internet at the “Investors” section of our website at www.nhldcorp.com.

In voting at the Annual Meeting, each stockholder of record on the Record Date shall be entitled to one vote on all matters. Holders of a majority of the outstanding shares of our common stock must be represented in person or by proxy in order to achieve a quorum to vote on all matters.

A cordial invitation is extended to you to attend the Annual Meeting. Regardless of whether you plan to attend the Annual Meeting, it is important that your shares are represented and voted at the Annual Meeting. If you received a paper copy of the proxy card or voting instruction by mail, you can vote by signing, dating and returning the enclosed proxy card or voting instruction. Stockholders of record may vote electronically over the Internet or by telephone. To use these convenient services, follow the steps detailed in the instructions for voting that are attached to the proxy card. Beneficial owners whose shares are registered in the name of your broker, bank, or other nominee should follow the enclosed voting instruction for voting their shares. Please note that in the absence of specific instructions as to how to vote, brokers may not vote your shares on the election of a director, any of the proposed amendments to our certificate of incorporation, the proposal to approve the Amendment to the National Holdings Corporation 2013 Omnibus Incentive Plan, or the non-binding proposal regarding the compensation of our named executive officers. Please return your proxy card so your vote can be counted. I hope you will attend the Annual Meeting, but even if you cannot, please vote your shares as promptly as possible. Thank you.

By Order of the Board of Directors

/s/ Glenn C. Worman
Name:	Glenn C. Worman
Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer

New York, New York
December 30, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 26, 2017.

All stockholders are cordially invited to attend the Annual Meeting in person. This Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended September 30, 2016 are available online at www.proxyvote.com. To obtain directions to the offices of Alston & Bird LLP to attend the Annual Meeting in person, please visit the “Investors” section of our website at www.nhldcorp.com or contact the Secretary of the Company at 410 Park Avenue, 14th Floor, New York, New York 10022.

NATIONAL HOLDINGS CORPORATION
410 Park Ave, 14th Floor
New York, NY 10022

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held January 26, 2017

General

This Proxy Statement sets forth certain information with respect to the accompanying proxy to be used at the Annual Meeting of Stockholders (the “Annual Meeting”) of National Holdings Corporation, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at 10:00 A.M. (local time) at the offices of Alston & Bird LLP located at 90 Park Avenue, 15th Floor, New York, NY 10016. The Board of Directors (the “Board”) of the Company solicits the proxy and urges you to vote immediately. Unless the context otherwise indicates, reference to “National,” “we,” “us,” “our” or “the Company” means National Holdings Corporation.

This Proxy Statement, the Notice of Annual Meeting of Stockholders, the accompanying proxy card and our Annual Report for the fiscal year ended September 30, 2016 (the “Annual Report”), are being mailed to stockholders on or about January 4, 2017.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on January 26, 2017: The Proxy Statement and the Annual Report are available via the Internet at the “Investors” section of our website at www.nhldcorp.com. We encourage you to review all of the important information contained in the proxy materials that are provided to you or that can be accessed via our website before voting.

What is the Record Date for the Annual Meeting?

The close of business on December 15, 2016 has been fixed as the record date (the “Record Date”) for determining the stockholders of record entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were outstanding and entitled to vote 12,437,916 shares of our common stock, $0.02 par value per share.

What is the Quorum for the Annual Meeting?

In order for the Company to conduct business at the Annual Meeting, a majority of the outstanding shares of our common stock eligible to vote must be represented in person or by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum. We anticipate that a quorum will be present at the Annual Meeting because FBIO Acquisition, Inc., the holder of a majority of the issued and outstanding shares of our common stock, has advised us that it intends to be present and vote all of its shares of common stock at the Annual Meeting.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. If you designate someone as your proxy or proxy holder in a written document, that document is called a proxy or a proxy card. Robert B. Fagenson, our Vice Chairman and Chief Executive Officer, and Glenn C. Worman, our Executive Vice President, Chief Operating Officer and Chief Financial Officer, have been designated as proxies or proxy holders for the Annual Meeting. A proxy properly executed and received by our Corporate Secretary prior to the Annual Meeting and not revoked will be voted in accordance with the terms thereof.

What is a voting instruction?

A voting instruction is the instruction form you receive from your bank, broker or its nominee if you hold your shares of our common stock in street name. The instruction form instructs you how to direct your bank, broker or its nominee, as record holder, to vote your shares of our common stock.

What am I voting on?

Stockholders are being asked to vote on each of the following items of business:

●	The election of one (1) Class III director to serve until the 2019 Annual Meeting of Stockholders and until his successor is elected and qualified;

●	The approval of an amendment to our Certificate of Incorporation to decrease the number of authorized shares of our common stock from 150,000,000 shares to 75,000,000 shares;

●	The approval of an amendment to our Certificate of Incorporation to permit stockholders to take actions by less than unanimous written consent;

●	The approval of amendments to our Certificate of Incorporation to make certain changes (in addition to those amendments that are the subject of Proposal 2 and Proposal 3) regarding director matters;

●	The approval of the Amendment to the National Holdings Corporation 2013 Omnibus Incentive Plan (the “2013 Plan”), which provides for the issuance of an additional 650,000 shares under the 2013 Plan;

●	The approval of a non-binding advisory resolution approving the compensation of our named executive officers; and

●	The ratification of the appointment by the Audit Committee of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2017.

In addition, any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof will be considered. Management is presently aware of no other business to come before the Annual Meeting.

Who May Vote?

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with our transfer agent, Computershare Trust Company, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Only stockholders of record of our common stock at the close of business on the Record Date are entitled to vote at the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If on the Record Date your shares were registered in the name of your broker, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and the organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account and you should receive voting instructions from the institution that holds your shares. Please contact the institution that holds your shares if you have not received voting instructions. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your bank, broker or other nominee or you bring a letter from the bank, broker or nominee indicating that you were the beneficial owner of the shares on the Record Date.

How to Vote by Proxy

Stockholder of Record: Shares Registered in Your Name

There are three ways for stockholders of record to vote by proxy:

●	By telephone: Call 1-800-690-6903 and follow the instructions included on the proxy card or voting instruction.

●	By Internet: Connect to the Internet at www.proxyvote.com and follow the instructions included on the proxy card or voting instruction.

●	By mail: If you received your proxy materials by mail, complete, properly sign, date and mail the enclosed proxy card or voting instruction.

Stockholders of record are urged to deliver proxies or voting instructions by calling the toll-free telephone number, by using the Internet or by completing and mailing the proxy card or voting instruction. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their proxies or voting instructions and to confirm that such instructions have been recorded properly. Instructions for voting by telephone or over the Internet are included on the enclosed proxy card or voting instruction. If you received your proxy materials via mail, stockholders of record may send their proxies or voting instructions by completing, signing and dating the enclosed proxy card or voting instruction and returning it as promptly as possible in the enclosed prepaid envelope. If you sign the proxy card, but do not specify how you want your shares voted, they will be voted as recommended by our Board. If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete, sign and date the enclosed proxy card and return it promptly in accordance with the instructions of your broker, bank or other nominee.

What vote is needed to elect the director nominee?

With regard to the election of a director (Proposal No. 1), votes may be cast for or against, or you may abstain from voting for, the nominee. In order to elect a director, a majority of the votes is not required; instead, the nominee will be elected by a plurality of the votes cast, which means that the nominee receiving the most votes will be elected. Therefore, votes that are against will have no effect on the outcome of the election of the nominee for director.

What vote is needed to approve the proposed amendment to our Certificate of Incorporation to decrease the number of authorized shares of our common stock?

The approval of the proposal to amend our Certificate of Incorporation to decrease the number of authorized shares of our common stock from 150,000,000 to 75,000,000 (Proposal 2) requires that the holders of a majority of our outstanding shares of common stock entitled to vote on the proposal vote in favor of the proposal.

What vote is needed to approve the proposed amendment to our Certificate of Incorporation to permit stockholders to take actions by less than unanimous written consent?

The approval of the proposal to amend our Certificate of Incorporation to permit stockholders to take actions by less than unanimous written consent (Proposal 3) requires that the holders of a majority of our outstanding shares of common stock entitled to vote on the proposal vote in favor of the proposal.

What vote is needed to approve the proposed amendment to our Certificate of Incorporation to make certain additional changes regarding director matters?

The approval of the proposal to amend our Certificate of Incorporation to make certain additional changes (in addition to those amendments that are the subject of Proposal 2 and Proposal 3) regarding director matters (Proposal 4) requires that the holders of a majority of our outstanding shares of common stock entitled to vote on the proposal vote in favor of the proposal.

What vote is needed to approve the Amendment to the National Holdings Corporation 2013 Omnibus Incentive Plan?

The approval of the Amendment to the National Holdings Corporation 2013 Omnibus Incentive Plan, which provides for the issuance of an additional 650,000 shares of our common stock under the 2013 Plan (Proposal 5), requires that the votes cast in favor of the proposal exceed the number of votes cast against the proposal.

What vote is needed to approve the non-binding advisory resolution approving the compensation of the named executive officers?

The approval of the non-binding advisory proposal regarding the compensation of the named executive officers (Proposal 6) requires that the votes cast in favor of the proposal exceed the number of votes cast against the proposal.

What vote is needed to ratify the appointment by the Audit Committee of EisnerAmper LLP?

The ratification of the appointment by the Audit Committee of EisnerAmper LLP (Proposal 7) requires that the votes cast in favor of the proposal exceed the number of votes cast against the proposal.

What are the voting recommendations of the Board?

For the reasons set forth in more detail later in this Proxy Statement, the Board recommends that you vote:

●	“FOR” the election of the one (1) Class III director nominee;

●	“FOR” the approval of the proposed amendment to our Certificate of Incorporation to decrease the number of authorized shares of our common stock from 150,000,000 to 75,000,000;

●	“FOR” the approval of the proposed amendment to our Certificate of Incorporation to permit stockholders to take actions by less than unanimous written consent;

●

"FOR" the approval of the proposed amendment to our Certificate of Incorporation to make certain changes (in addition to those amendments that are the subject of Proposal 2 and Proposal 3) regarding director matters;

●	“FOR” the approval of the Amendment to the National Holdings Corporation 2013 Omnibus Incentive Plan which provides for the issuance of an additional 650,000 shares of common stock under such plan;

●	“FOR” the approval of a non-binding advisory resolution approving the compensation of our named executive officers; and

●	“FOR” the ratification of the appointment by the Audit Committee of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2017.

How will my shares be voted if I sign, date and return my proxy card or voting instruction card, but do not provide complete voting instructions with respect to each proposal?

Stockholders should specify their vote for each matter on the enclosed proxy. The proxies solicited by this Proxy Statement vest in the proxy holders’ voting rights with respect to the election of a director and on all other matters voted upon at the Annual Meeting. Unless otherwise directed in the enclosed proxy card, the persons named as proxies therein will vote all properly executed, returned and not-revoked proxy cards or voting instruction cards (1) “FOR” the election of the one (1) class III director nominee listed thereon; (2) “FOR” the proposal to amend our Certificate of Incorporation to decrease the number of authorized shares of our common stock from 150,000,000 to 75,000,000; (3) “FOR” the proposal to amend our Certificate of Incorporation to permit stockholders to take actions by less than unanimous written consent; (4) “FOR” the proposal to amend our Certificate of Incorporation to make certain changes (in addition to those amendments that are the subject of Proposal 2 and Proposal 3) regarding director matters; (5) “FOR” the approval of the Amendment to the National Holdings Corporation 2013 Omnibus Incentive Plan to increase the number of shares of our common stock authorized for issuance thereunder by 650,000; (6) “FOR” the non-binding proposal regarding approval of the compensation of our named executive officers; and (7) “FOR” the proposal to ratify the appointment by the Audit Committee of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2017.

As to any other business that may properly come before the Annual Meeting, the persons named in the enclosed proxy card or voting instruction will vote the shares of common stock represented by the proxy in the manner as the Board may recommend, or otherwise at the proxy holders’ discretion. The Board does not presently know of any other such business.

How will my shares be voted if I do not return my proxy card or my voting instruction?

It will depend on how your ownership of shares of our common stock is registered. If you own your shares as a registered holder, which means that your shares of common stock are registered in your name, your unvoted shares will not be voted unless you attend the Annual Meeting to vote them in person. If you own your shares of common stock in street name, which means that your shares are registered in the name of your bank, broker or its nominee, your shares may be voted even if you do not provide your bank, broker or other nominee with voting instructions. Your bank, broker or other nominee may vote your shares in its discretion on “routine” matters. However, your bank, broker or other nominee may not vote your shares on proposals that are not considered routine. When a proposal is not a routine matter and your bank, broker or other nominee has not received your voting instructions with respect to such proposal, your bank, broker or other nominee cannot vote your shares on that proposal. When a bank, broker or other nominee does not cast a vote for a routine or a non-routine matter, it is called a “broker non-vote.”

Please note in the absence of your specific instructions as to how to vote, your bank, broker or other nominee may not vote your shares with respect to the election of a director, the various amendments to our Certificate of Incorporation, the amendment to the 2013 Plan, and the non-binding proposal regarding the compensation of our named executive officers. These matters are not considered routine matters. We believe that the ratification of the appointment by the Audit Committee of EisnerAmper LLP is a routine matter for which brokerage firms may vote on behalf of their clients if no voting instructions are provided. Therefore, if you are a stockholder whose shares of common stock are held in street name with a bank, broker or other nominee and you do not return your voting instruction card, your bank, broker or other nominee may vote your shares “FOR” the ratification of the appointment of EisnerAmper LLP as our independent registered public accounting firm. Please return your proxy card so your vote can be counted.

How are abstentions and broker non-votes counted?

Shares voted “abstain” and shares not represented at the meeting have no effect on the election of directors. For each of the other proposals, abstentions have the same effect as “against” votes. If you are a beneficial holder and do not provide specific voting instructions to your bank, broker or other nominee, the organization that holds your shares will not be authorized to vote your shares, which would result in “broker non-votes” on proposals other than the ratification of the appointment by the Audit Committee of EisnerAmper LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2017.

How are proxies revoked?

Whether you vote by telephone, Internet or by mail, you may later change or revoke your proxy at any time before it is exercised by (i) submitting a properly signed proxy with a later date, (ii) voting by telephone or the Internet at a later time, or (iii) voting in person at the Annual Meeting. See the enclosed proxy card for instructions. Attendance at the Annual Meeting will not by itself revoke a previously granted proxy.

If you are a stockholder whose stock is held in street name with a bank, broker or other nominee, you must follow the instructions found on the voting instruction card provided by the bank, broker or other nominee, or contact your bank, broker or other nominee to change or revoke your previously given proxy.

When will the voting results be announced?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be published in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days of the Annual Meeting.

Who may attend the Annual Meeting?

You are invited to attend the Annual Meeting if you are a stockholder of record or a beneficial owner as of the Record Date. If you are a stockholder of record, you must bring proof of identification. If you hold your shares through a broker, bank or other nominee, you will need to provide proof of ownership by bringing either a copy of the voting instruction form provided by your broker, bank, or other nominee or a copy of a brokerage statement showing your share ownership as of the Record Date.

Who pays the cost of proxy solicitation?

We will pay all expenses of soliciting proxies, including clerical work, printing and postage. Our officers and other employees may personally solicit proxies or solicit proxies by mail, telephone, facsimile or Internet, but we will not provide any compensation for such solicitations. We will also reimburse banks, brokers and other persons holding shares in their names or in the names of nominees for expenses incurred sending material to beneficial owners and obtaining proxies from beneficial owners.

How do I make a shareholder proposal for the 2017 Annual Meeting of Stockholders?

Any stockholder who intends to present a proposal at our 2017 Annual Meeting of Stockholders must ensure that the proposal is received by the Corporate Secretary at 410 Park Avenue, 14th Floor, New York, New York 10022:

●

not later than September 6, 2017, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); or

●

on or before December 5, 2017, if the proposal is submitted for the 2017 Annual Meeting pursuant to our by-laws, in which case the notice of the proposal must meet certain requirements set forth in our by-laws.

This meeting is considered to be the 2016 Annual Meeting of Stockholders.

Am I entitled to dissenters’ right of appraisal?

Under Sections 262(b) and (c) of the Delaware General Corporation Law (the “DGCL”), stockholders are not entitled to dissenters’ rights on any proposal referred to herein.

Beneficial Ownership of Common Stock

The following table sets forth information with respect to the beneficial ownership of our common stock as of December 15, 2016, by:

•	each person known by us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and our director nominee;

•	each of our current executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge, except as indicated by footnote the persons named in the table below have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Shares of common stock underlying derivative securities, if any, that currently are exercisable or convertible or are scheduled to become exercisable or convertible for or into shares of common stock within 60 days after the date of the table are deemed to be outstanding in calculating the percentage ownership of each listed person or group but are not deemed to be outstanding as to any other person or group. The address of named beneficial owners that are officers and/or directors is: c/o National Holdings Corporation, 410 Park Avenue, 14th Floor, New York, New York 10022. Percentage ownership is based on 12,437,916 shares of common stock outstanding as of December 15, 2016.

Name and Address of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership	Note	Percentage of Class
Officers and Directors

Robert Fagenson	496,862	(1)	3.9%
Mark Goldwasser	150,000	(2)	1.2%
Glenn C. Worman	180,000	(3)	1.4%
Alan B. Levin (4)	0		*

Michael S. Weiss	522,292	(5)	4.2%
Michael T. Eustace	0		*
Daniel Hume	0		*
Neil Herskowitz	0		*
Eli Salig	0		*

All executive officers and directors as a group (7 Persons)	1,199,154		9.3%

5% Holders

Fortress Biotech, Inc. / FBIO Acquisition, Inc.	7,822,444	(5)(6)	62.8%
FMR LLC	780,951	(7)	6.3%
RMB Capital Holdings, LLC	776,858	(8)	6.2%

*     Less than 1%

(1)

Consists of (i) 150,000 shares of our common stock issuable upon exercise of options, (ii) 5,000 shares of our common stock held in a Trust for the benefit of Toby Fagenson, of which Mr. Fagenson is the sole Trustee and has sole voting and investment power over such shares, (iii) 301,468 shares of our common stock held by Fagenson & Co., Inc., of which Mr. Fagenson is the Chairman and Chief Executive Officer and has sole voting and investment power over such shares, (iv) 7,000 shares of our common stock held directly by Mr. Fagenson and (v) 33,394 shares of our common stock held by National Securities Growth Partners LLC, of which Mr. Fagenson is the President and has sole voting and investment power.

(2)

Consists of 150,000 shares of our common stock issuable upon exercise of vested stock options. On June 24, 2016, Mr. Goldwasser provided us with notice of his decision not to extend the term of his employment agreement with our company, which employment agreement terminated pursuant to its terms on June 30, 2016. In addition, on September 21, 2016, Mr. Goldwasser voluntarily resigned as a director of our company.

(3)	Consists of 180,000 shares of our common stock issuable upon exercise of vested options.

(4)	On September 26, 2016, Mr. Levin submitted his resignation as an officer of our company, which resignation became effective on October 10, 2016.

(5)

Information is based on Amendment No. 2 to Schedule 13D filed with the SEC by Fortress Biotech, Inc., FBIO Acquisition, Inc., a wholly-owned subsidiary of Fortress (“FBIO”), Opus Point Partners, LLC (“OPP”), Opus Point Partners Management, LLC (“OPPM”), Michael S. Weiss and Lindsay A. Rosenwald on September 15, 2016. According to the Schedule 13D: (i) Fortress and FBIO may be deemed to beneficially own 7,822,444 shares of our common stock (including 784,962 shares of our common stock that were deemed to be beneficially owned by such persons pursuant to the Voting Agreement (as defined in footnote (6) below), at the time it was entered into); and (ii) OPP, OPPM, Mr. Weiss and Dr. Rosenwald may be deemed to beneficially own 522,292 shares of our common stock. FBIO is a wholly-owned subsidiary of Fortress, OPP is the parent company of OPPM, Mr. Weiss is the Chairman of our Board of Directors, a director and the Executive Vice Chairman of Fortress and a manager of OPP, and Dr. Rosenwald is a director and the Chairman, President and Chief Executive Officer of Fortress, the President and Chief Executive Officer of FBIO and a manager of OPP. The business address of each of Fortress, FBIO, OPP, OPPM, Mr. Weiss and Dr. Rosenwald is 2 Gansevoort Street, 9th Floor, New York, NY 10014.

(6)

In connection with the execution and delivery of that certain Agreement and Plan of Merger (the “Merger Agreement”) dated as of April 27, 2016 by and among our company, Fortress and FBIO, the officers and directors of our company at the time of the execution and delivery of the Merger Agreement (and certain of their affiliates) who were also stockholders of our company, entered into a voting agreement (the “Voting Agreement”) with Fortress and FBIO pursuant to which each of them, in connection with this meeting, irrevocably granted Fortress and FBIO such stockholder’s proxy to vote all of such stockholder’s shares beneficially owned at the time of such vote in favor of the individual nominated by FBIO to the Board as provided in the stockholder rights agreement by and between our company and FBIO. An aggregate of 784,962 shares of our common stock were subject to the Voting Agreement at the time it was entered into.

(7)

Information is based on Amendment No. 1 to Schedule 13G filed with the SEC by FMR LLC and Edward C. Johnson 3d on February 12, 2016. According to the Schedule 13G, Pyramis Global Advisors Trust Company and Pyramis Global Advisors, LLC is the beneficial owner of 780,951 shares of our common stock. Edward C. Johnson 3d is a director and the Chairman of FMR LLC and Abigail P. Johnson is a director, the Vice Chairman, the Chief Executive Officer and President of FMR LLC. Members of the family of Edward C. Johnson 3d, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B stockholders have entered into a stockholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the stockholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. None of FMR LLC, Edward C. Johnson 3d or Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees. The principal business address of FMR LLC and Edward C. Johnson 3d is 245 Summer Street, Boston, Massachusetts 02210.

(8)

Information is based on a Schedule 13G filed by RMB Capital Holdings, LLC, RMB Capital Management, LLC, Iron Road Capital Partners, LLC and RMB Mendon Managers, LLC on February 1, 2016. The address of the principal business office of each of the foregoing is 115 S. LaSalle Street, 34th Floor, Chicago, IL 60603.

PROPOSAL 1

electION OF one (1) Class III director to serve until the 2019 Annual Meeting of Stockholders and until his successor is elected and qualified

Our Board of Directors currently consists of six (6) members and is divided into three (3) classes, one class of which is elected at each Annual Meeting of Stockholders to hold office for a three-year term and until successors of such class have been elected and qualified. The nominee to serve as a class III director of the Board of Directors is set forth below and he has consented to being named in this Proxy Statement and has agreed to serve if elected. This meeting is considered to be the 2016 Annual Meeting of Stockholders.

If before the election the nominee is unable to serve or for good cause will not serve, the proxy holders will vote the proxies for a substitute nominee chosen by our Board unless the Board reduces the number of directors to be elected. If any substitute nominee is designated, we will file an amended Proxy Statement and proxy card that, as applicable, identifies the substitute nominee, discloses that such nominee has consented to being named in the revised Proxy Statement and to serve if elected, and includes biographical and other information about such nominee required by the rules of the SEC.

In connection with the execution and delivery of the Merger Agreement, we entered into a Stockholders Rights Agreement with FBIO (the “Stockholder Rights Agreement”) that became effective on September 12, 2016. The Stockholder Rights Agreement provides FBIO certain director nomination rights with respect to our Board. Specifically, commencing with the first annual meeting of our stockholders that occurs after the closing of the offer contemplated by the Merger Agreement (the “Offer”), and continuing through the third anniversary of the closing of the Offer, for so long as FBIO holds any shares of our common stock, FBIO will have the right to designate for nomination by our Board (or the relevant committee thereof) all directors to be elected at any annual or special meeting of our stockholders. FBIO has designated Eli Salig as a nominee to our Board.

In connection with the execution and delivery of the Merger Agreement, certain of our officers and present and former directors (and certain of their affiliates) who are also stockholders of our company entered into the Voting Agreement, pursuant to which each of them has irrevocably granted Fortress and FBIO such stockholder’s proxy to vote all of such stockholder’s shares of common stock beneficially owned at the time of such vote at the next annual meeting of our stockholders that occurs after the closing of the Offer, and at any adjournment or postponement thereof, in favor of the individuals nominated by FBIO to the Board as provided in the Stockholder Rights Agreement. As of September 12, 2016, the date of the closing of the tender offer from FBIO, an aggregate of 784,962 shares of our common stock were subject to the Voting Agreement. As a result of the rights granted to FBIO under the Stockholder Rights Agreement, FBIO will be able to control the composition of our Board, and thereby will be able to significantly influence our corporate actions.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE

“FOR” THE DIRECTOR NOMINEE LISTED BELOW

Nominee for Director

Name	Age	Director Since	Class and Year in Which term will Expire
Eli Salig (1)	67	2016	Class III, 2016

Directors Continuing in Office

Name	Age	Director Since	Class and Year in Which term will Expire
Robert B. Fagenson	68	2012	Class I, 2017
Michael T. Eustace	49	2016	Class I, 2017
Daniel Hume (1)(2)	49	2016	Class II, 2018
Neil Herskowitz (1)(2)	59	2016	Class II, 2018
Michael S. Weiss	50	2016	Class II, 2018

(1)	Member of Audit Committee
(2)	Member of Compensation Committee

 Set forth below is certain information regarding each director of our company.

Robert B. Fagenson has been a member of our Board since March 2012 and has served as Vice Chairman of the Board since September 2016 and Chief Executive Officer since December 2014, and served as Executive Chairman from December 2014 to September 2016 and as Executive Co-Chairman from July 2012 to December 2014. Mr. Fagenson has spent the majority of his career at the New York Stock Exchange, where he was Managing Partner of one of largest specialist firms operating on the exchange trading floor. Having sold his firm and subsequently retired from that business in 2007, he has been CEO of Fagenson. & Co., Inc., a 50 year old broker dealer that engaged in institutional brokerage as well as investment banking and money management. On March 1, 2012, Fagenson. & Co., Inc. transferred its brokerage operation, accounts and personnel to National Securities Corporation and operates as a branch office of that firm. During his career as a member of the New York Stock Exchange beginning in 1973, he has served as a Governor on the trading floor and was elected to the New York Stock Exchange board of directors in 1993, where he served for six years, eventually becoming Vice Chairman of the Board in 1998 and 1999. He returned to the Board in 2003 and served until the Board was reconstituted with only non-industry directors in 2004. Mr. Fagenson has served on the boards of a number of public companies and presently is the Non-Executive Chairman of Document Security Systems, Inc. (NYSE MKT—DSS) and a member of the Board of Cash Technologies Corp. He is also a Director of the National Organization of Investment Professionals (NOIP). In addition to his business related activities, Mr. Fagenson, serves as Vice President and a Director of New York Services for the Handicapped, Treasurer and Director of the Centurion Foundation, Director of the Federal Law Enforcement Officers Association Foundation, Treasurer and Director of the New York City Police Museum and as a Member of the Board of the Sports and Arts in Schools Foundation. He is a Member of the alumni boards of both the Whitman School of Business and the Athletic Department at Syracuse University. He also serves in a voluntary capacity on the boards and committees of many civic, social and community organizations. Mr. Fagenson received his B.S. degree in Transportation Sciences & Finance from Syracuse University in 1970. Our Board believes that Mr. Fagenson’s extensive experience in serving on boards of directors and his leadership experience he gained by serving as Chief Executive Officer of Fagenson & Co., Inc., as well as his extensive knowledge of public company governance derived from his many years of service on the board of and as vice chairman of The New York Stock Exchange, qualifies him to serve on our Board.

Michael T. Eustace, CIM has been a member of our Board since September 2016. Mr. Eustace currently serves as a Managing Director in the Wealth Management division at UBS Financial Services and has over 20 years of experience in the financial industry. Prior to returning to UBS in December 2015, Mr. Eustace had been at Credit Suisse Securities USA, LLC since January 2009. Prior to that, he was a Senior Vice President with UBS Private Wealth Management from September 2004. Mr. Eustace started his career in 1996 with Merrill Lynch’s Private Banking and Investment Group in Washington, DC; he and the team moved to New York in 2004 in order to provide greater access to the financial markets and better serve their international clients. He worked directly with Credit Suisse’s Investment Bank in both Canada and the United States. He specializes in advising corporate clients on managing both liquid and illiquid concentrated stock strategies in a customized manner that is aligned with their long term wealth management goals. Mr. Eustace was responsible for building out and establishing Credit Suisse’s private banking in Canada from January 2013 to December 2015. Mr. Eustace and his team rejoined the International Division of UBS Financial Services in December of 2015, shortly after Credit Suisse announced it would be exiting the North American Private Banking business. Mr. Eustace is a graduate of Concordia University in Montreal, Canada where he majored in U.S. and Canadian Political Science.

Daniel Hume has been a member of our Board since September 2016. Mr. Hume is currently a partner in the New York office of the law firm Kirby McInerney, LLP, and is a member of the firm’s management committee. Mr. Hume’s practice focuses on securities, structured finance, and antitrust litigation. Mr. Hume joined the firm in 1995. Mr. Hume is admitted to the New York State Bar and federal courts around the country, including the United States District Courts for the Southern and Eastern Districts of New York, the United States Court of Appeals for the Second, Third, Fourth, and Fifth Circuits, the Appellate Division of the Supreme Court of the State of New York, First Judicial Department, and the United States Supreme Court. Mr. Hume graduated from the State University of New York at Albany magna cum laude (B.A. Philosophy, 1988) and from Columbia Law School, where he served as Notes Editor for the Columbia Journal of Environmental Law (J.D., 1991).

Neil Herskowitz, has been a member of our Board since September 2016. Mr. Herskowitz has been a Managing Member of the ReGen group of companies since 1998, which include Riverside Contracting LLC, Riverside Claims LLC, ReGen Capital I LLC, ReGen Partners LLC, ReGen Partners I L.P. and most recently ReGen Capital Investments LLC and Riverside Claims Investments LLC. He currently serves as Chairman of the Board of Directors of Starting Point Services for Children, a not-for-profit corporation. Mr. Herskowitz has been a Director and Audit Committee member of Avenue Therapeutics, Inc. since December 2015. He has been a Director and Audit Committee member of Checkpoint Therapeutics, Inc. since August 2015. He previously served as a Director and Audit Committee Chairman at Origo Acquisition Corporation (OACQU) (formerly, CB Pharma Acquisition Corporation). He also previously served as a Director of CytRx Oncology Corporation, Alacrity Biosciences, Inc., and Innovive Pharmaceuticals. He served as a Director and Audit Committee Chairman of Chelsea Therapeutics International Ltd. (CHTP) (formerly, Ivory Capital Corp) from September 2004 to March 18, 2008. He served as a Director of TG Therapeutics, Inc. (TGTX) from July 2004 to June 2015. Mr. Herskowitz holds a B.B.A. in Finance from Bernard M. Baruch College in 1978.

Eli Salig has been a member of our Board since September 2016. Mr. Salig is currently an independent business consultant who provides mentoring and guidance to incubators and start-ups primarily on human resource issues including executive coaching and talent acquisition and management. Mr. Salig was Executive Vice President of Human Resources Outsourcing for AON Consulting from 2001 to 2007. He was the President and Co-Founder of ASI Solutions from 1978 to 2001. A human resources consulting and outsourcing organization, ASI Solutions focused on working with large companies in the recruitment, selection training and compensation of sales and customers service associates and managers. Mr. Salig’s major clients included Verizon, Morgan Stanley, Hewlett-Packard, Agilent, SBC, and Bell South. ASI Solutions became a publicly-traded company in 1997 and, after reaching $100 million annual revenue, was acquired by AON Consulting in 2001. From 1971 to 1978, Mr. Salig was Vice President of Human Resources at Dean Witter and Company. Mr. Salig graduated from Columbia College with a Bachelor of Arts in Psychology, from Columbia University with a Master of Arts in Industrial Psychology, and from New York University with an M.B.A.

Michael S. Weiss has been a member of our Board since September 2016, and has served as Chairman of the Board since September 2016. Mr. Weiss has served as a member of the Board of Directors of Fortress since December 2013 and as Executive Vice Chairman, Strategic Development of Fortress since February 2014. Mr. Weiss served as Co-Vice Chairman of the Board of Fortress from December 2013 until January 2014. Mr. Weiss served as Chairman of the Board of National Holdings Corporation from January 2011 to April 2012. Since March 2015, Mr. Weiss also has been Executive Chairman of the Board of Directors of Checkpoint Therapeutics, Inc. and, from August 2015 to October 2015, served as the company’s Interim Chief Executive Officer and President. Mr. Weiss is Co-Portfolio Manager and Partner of Opus Point Partners Management, LLC, which he joined in 2009. He also served as the Co-Chairman of the Board of Directors of Origo Acquisition Corporation (OACQU) (formerly, CB Pharma Acquisition Corporation) from 2014-2016. He has also served as Executive Chairman, Interim Chief Executive Officer and President of TG Therapeutics, Inc. since 2011. From 2002 to 2009, Mr. Weiss was the Chairman and Chief Executive Officer of Keryx Biopharmaceuticals, Inc., where he helped the company acquire and develop AuryxiaTM and establish its partnership with Japan Tobacco, Inc. and Torii Pharmaceutical Co., Ltd. Mr. Weiss began his professional career as a lawyer with Cravath, Swaine & Moore LLP. He earned his J.D. from Columbia Law School and his B.S. in Finance from The University at Albany.

Corporate Governance

Our business affairs are conducted under the direction of our Board of Directors in accordance with the DGCL and our Certificate of Incorporation, as amended, and Bylaws, as amended. Members of our Board of Directors are informed of our business through discussions with management, by reviewing materials provided to them and by participating in meetings of our Board of Directors and its committees. Certain corporate governance practices that we follow are summarized below.

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and the right Board leadership structure may vary as circumstances warrant.

Robert B. Fagenson currently serves as our Chief Executive Officer and President, as well as Vice Chairman of the Board. Mr. Fagenson has served as our Chief Executive Officer and President since December 2014 and as Vice Chairman of the Board since September 2016. He also previously served as Executive Chairman from December 2014 to September 2016, pursuant to our Bylaws. In these capacities, Mr. Fagenson is involved in our day-to-day operations and the strategic decision making at the Board level.

To assist the non-management directors in their oversight role, the Board elected Michael Weiss as Chairman of the Board in September 2016. The Chairman of the Board presides at all meetings of the stockholders and of the Board as a whole, and has such other powers and duties as from time to time shall be prescribed by the Board. In his role as Chairman of the Board, Mr. Weiss is in frequent contact with the Chief Executive Officer, with whom he discusses matters of significance to our company. The Chairman of the Board ensures that the Board operates independently of management, and that directors and stockholders have a non-management leadership contact.

We currently maintain a majority of independent directors and have two standing Board committees comprised entirely of independent directors (i.e., the Audit Committee and the Compensation Committee).

In considering our leadership structure as described herein, the Board has taken a number of factors into account. A number of Board and committee processes and procedures, including regular executive sessions of non-management directors and a regular review of the performance of our company and its executive officers, provide substantial oversight of the performance of our company and of management. The Board has the ability to change its leadership structure should that be deemed appropriate and in the best interest of our company and its stockholders.

Based on its most recent review of our leadership structure, the Board continues to believe that the leadership structure described above is optimal for our company because it provides our company with strong, consistent and effective leadership, balanced by the oversight afforded through the Chairman of the Board and non-management directors.

Risk Oversight

Assessing and managing risk is the responsibility of our management. The Board of Directors oversees and reviews certain aspects of our risk management efforts. The Board of Directors is involved in risk oversight through direct decision-making authority with respect to significant matters and the oversight of management by the Board of Directors and its committees. Among other areas, the Board is directly involved in overseeing risks related to our overall strategy, including product, go-to-market and sales strategy, executive officer succession, business continuity, crisis preparedness and corporate reputational risks.

The committees of the Board execute their oversight responsibility for risk management as follows:

●

The Audit Committee has responsibility for overseeing our internal financial and accounting controls, work performed by our independent registered public accounting firm and our internal audit function. As part of its oversight function, the Audit Committee regularly discusses with management and our independent registered public accounting firm, our major financial and controls-related risk exposures and steps that management has taken to monitor and control such exposures. In addition, under the supervision of the Audit Committee, we have established procedures available to all employees for the anonymous and confidential submission of complaints relating to any matter to encourage employees to report questionable activities directly to our senior management and the Audit Committee.

●	The Compensation Committee is responsible for overseeing risks related to our cash and equity-based compensation programs and practices.

Code of Ethics and Business Conduct

We have adopted the National Holdings Corporation Code of Ethics and Business Conduct (the “Code of Conduct”), a code of conduct that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct was filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended September 30, 2004, and is publicly available on the SEC’s website at www.sec.gov. If we make any substantive amendments to the Code of Conduct or grant any waiver, including any implicit waiver from a provision of the Code of Conduct to our directors or executive officers, we will disclose the nature of such amendment or waiver in a Current Report on Form 8-K.

Family Relationships

There are no familial relationships between any of our officers and directors.

Independence

Based upon a review by the Board of all relevant information, the Board has determined that each of Messrs. Eustace, Hume, Herskowitz and Salig, each of whom is a current member of the Board, meet the requirements for independence under the rules of The Nasdaq Stock Market for board members and for members of the committees of the Board on which each serves.

Based upon a review by the Board of all relevant information, the Board previously determined that each of Messrs. Richard Abbe, Salvatore Giardina, William Lerner, Frank S. Plimpton, Frederic B. Powers III, Joshua Silverman and Frederick Wasserman, each of whom resigned as a member of the Board effective September 12, 2016, in connection with the closing of the Offer, met the requirements for independence under the rules of The Nasdaq Stock Market for board members and for members of the committees of the Board on which each served.

Meetings and Committees of the Board of Directors and Corporate Governance Matters

During the fiscal year ended September 30, 2016, our Board of Directors met or acted by unanimous written consent a total of 23 times. Each director attended or participated in 75% or more of the aggregate of the total number of meetings of the Board of Directors and committees on which he served during the time he served as a director during the fiscal year ended September 30, 2016.

Committees of the Board of Directors

During the fiscal year ended September 30, 2016, our Board of Directors had a standing Audit Committee, a Compensation Committee, a Nominating Committee and a Corporate Governance Committee. The Nominating Committee and the Corporate Governance Committee were disbanded in September 2016.

Audit Committee. The Audit Committee currently consists of Neil Herskowitz (chairman), Daniel Hume and Eli Salig. The Board has determined that each member of the Audit Committee has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. Under SEC rules, companies are required to disclose whether their audit committees have an “audit committee financial expert” as defined in Item 407(d) of Regulation S-K under the Exchange Act. The Board has determined that each current member of the Audit Committee is a financial expert. The Audit Committee meets quarterly and on an as-needed basis. The Audit Committee, which previously consisted of Salvatore Giardina, Frank S. Plimpton, Joshua Silverman and Frederick Wassermann, met four times during the year ended September 30, 2016.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Audit Committee’s responsibilities include, among other things:

●	being responsible for the appointment, compensation, retention and oversight of the independent auditor;

●	approving the engagement of the independent auditor to render an audit or permitted non-audit services;

●

determining the independence and quality control procedures of the independent auditor and reviewing the experience and qualifications of the independent auditor’s senior personnel that are providing audit services to our company;

●	reviewing and discussing the annual audited financial statements with management and the independent auditor;

●	reviewing and discussing the quarterly financial statements with management and the independent auditor;

●	reviewing with management and the independent auditor the effectiveness of our system of internal controls;

●	providing our company with the report of the Audit Committee with respect to the audited financial statements for inclusion in each of our Annual Reports on Form 10-K; and

●

reporting regularly to, and reviewing with, the Board any issues that arise with respect to the quality or integrity of our financial statements, our compliance with legal or regulatory requirements, the performance and independence of our independent auditor, the performance of our internal audit function or any other matter the Audit Committee determines is necessary or advisable to report to the Board.

Audit Committee Report

On December 22, 2016, the Audit Committee met to review the results of the fiscal year 2016 audit. The Audit Committee reviewed our audited financial statements as of and for the fiscal year ended September 30, 2016, with management and our independent public accountants, EisnerAmper LLP (“EisnerAmper”) for the fiscal year ended September 30, 2016. This review included the matters required to be discussed by Auditing Standard No. 16, “Communication with Audit Committees”, as issued by the Public Company Accounting Oversight Board ("PCAOB"). The Audit Committee discussed with EisnerAmper their independence from management and from our company, and has received the written disclosures and the letter required by the PCAOB in Rule 3526 from EisnerAmper confirming their independence.

Based on the above review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements as of and for the fiscal year ended September 30, 2016, be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2016.

Respectfully,

Neil Herskowitz
Daniel Hume

Eli Salig

The “Audit Committee Report” above shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

Compensation Committee. The Compensation Committee currently consists of Neil Herskowitz and Daniel Hume. The Compensation Committee meets annually and on an on-needed basis. The Compensation Committee, which previously consisted of Salvatore Giardina, Frank S. Plimpton, Frederic B. Powers III and Frederick Wasserman, met three times during the year ended September 30, 2016. The responsibilities of the Compensation Committee include, among other things:

●	establishing and reviewing our overall compensation philosophy and overseeing the development and implementation of compensation programs;

●	reviewing and approving our corporate goals and objectives relevant to our Chief Executive Officer’s and other executive officers’ compensation, including annual performance objectives;

●	reviewing and approving the annual salary, bonus, stock options, and other benefits, direct and indirect, of our Chief Executive Officer;

●	reviewing and recommending to our Board of Directors the annual salary, bonus, stock options, and other benefits, direct and indirect, of other executive officers;

●	reviewing and recommending to the full Board of Directors compensation of directors;

●

reviewing and recommending to the full Board of Directors, or approving, any contracts or other transactions with our current or former executive officers, including consulting arrangements, employment contracts, change-in-control, severance, or termination arrangements; and

●	reviewing and recommending to the Board of Directors with respect to our incentive-compensation plans and equity-based plans.

Nominating Committee. During the fiscal year ended September 30, 2016, the Nominating Committee consisted of William Lerner, Frank S. Plimpton and Frederic B. Powers III. The Nominating Committee met two times during the year ended September 30, 2016. The Nominating Committee was disbanded in September 2016, following which the responsibilities that were previously addressed by the Nominating Committee were transitioned to the independent members of our Board of Directors. The responsibilities of the Nominating Committee included, among other things:

●	reviewing the composition of the Board of Directors at least annually to ensure that the Board of Directors complies with all applicable laws, regulations, and any listing requirements;

●

establishing criteria for the selection of new directors to serve on the Board of Directors, taking into account at minimum all applicable laws, rules, regulations and listing standards, a potential candidate’s experience, areas of expertise and other factors relative to the overall composition of the Board of Directors;

●

identifying individuals believed to be qualified as candidates to serve on the Board of Directors and recommending that the Board select the candidates for all directorships to be filled by the Board or by the stockholders at an annual or special meeting or recommending that the Board select the candidates to fill the unexpired term of any vacancy existing in the Board or created by an increase in the size of the Board of Directors;

●	considering nominations of director candidates submitted by stockholders; and

●	overseeing and approve the management continuity planning process.

In connection with the execution and delivery of the Merger Agreement, we entered into the Stockholders Rights Agreement with FBIO, which became effective September 12, 2016, and which provides FBIO with certain director nomination rights with respect to our Board. Specifically, commencing with our next annual meeting of our stockholders, and continuing through September 12, 2019, for so long as FBIO holds any shares of our common stock, FBIO will have the right to designate for nomination by our Board (or the relevant committee thereof, if applicable) all directors to be elected at any annual or special meeting of our stockholders. As a result of the rights granted to FBIO under the Stockholder Rights Agreement, FBIO will be able to control the composition of our Board, and thereby will be able to significantly influence our corporate actions.

Subject to the Stockholder Rights Agreement, Board of Director nominations are recommended by the independent members of our Board of Directors. In making their nominations, the independent members of our Board of Directors identify candidates who meet the current challenges and needs of our Board of Directors. In determining whether it is appropriate to add or remove individuals, the independent members of our Board of Directors will consider issues of judgment, diversity, age, skills, background and experience. In making such decisions, the independent members of our Board of Directors consider, among other things, an individual’s business experience, industry experience and financial background and experiences. The independent members of our Board of Directors also consider the independence, financial literacy and financial expertise standards required by our Board of Directors committees’ charters and applicable laws, rules and regulations, and the ability of the candidate to devote the time and attention necessary to serve as a director and a committee member.

In the event that vacancies are anticipated or otherwise arise, our Board of Directors considers various potential candidates for director. Candidates may come to the attention of the Board of Directors through current directors, professional search firms engaged by us, stockholders or other persons. Candidates are evaluated at regular or special meetings of the Board of Directors and may be considered at any point during the year.

Candidates for director recommended by stockholders will be considered by the independent members of our Board of Directors. Such recommendations should include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications for membership on our Board of Directors, information regarding any relationships between the candidate and us within the last three years, including stockholdings in us, and a written indication by the recommended candidate of the candidate’s willingness to serve.

The independent members of our Board of Directors will evaluate recommendations for director nominees submitted by directors, management or qualifying stockholders in the same manner, using the criteria stated above. All directors and director nominees will submit a completed form of directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the independent members of our Board of Directors.

Corporate Governance Committee. During the fiscal year ended September 30, 2016, the Corporate Governance Committee consisted of Richard Abbe, Salvatore Giardina, William Lerner and Frederic B. Powers III. The Corporate Governance Committee met five times during the year ended September 30, 2016. The Corporate Governance Committee was disbanded in September 2016, following which the responsibilities that were previously addressed by the Corporate Governance Committee were, in general, transitioned to the independent members of our Board of Directors. The responsibilities of the Corporate Governance Committee included, among other things:

●	developing and maintaining our principles of corporate governance;

●	keeping up to date with regulatory requirements and other new developments in corporate governance and suggest changes to our governance practices;

●	reviewing and recommending to the Board of Directors regarding stockholders’ proposals that relate to corporate governance; and

●

reviewing on an ongoing basis all related party transactions required to be disclosed pursuant to Securities and Exchange Commission Regulation S-K, Item 404 for potential conflict of interest situations and approving all such transactions.

Each of our standing committees as of the date of this Proxy Statement – the Audit Committee and the Compensation Committee – operates under a written charter adopted by the Board. Each of the charters is available on our website at www.nhldcorp.com under the caption “Investors - Committee Charters.” A printed copy of each committee charter is available free of charge to any stockholder who requests it by contacting the Corporate Secretary in writing at National Holdings Corporation, 410 Park Avenue, 14th Floor, New York, New York 10022.

Procedures for Stockholder Communications to Directors

Stockholders may communicate directly with the Board of Directors. All communications should be directed to our Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no director is specified, the communication will be forwarded to the entire Board. Stockholder communications to the Board should be sent to:

Corporate Secretary
Attention: Board of Directors
410 Park Avenue, 14th Floor
New York, New York 10022

Director Attendance Policy

Attendance of directors at our annual meetings of stockholders can provide our stockholders with an opportunity to communicate with directors about issues affecting our company. Accordingly, all directors are encouraged to attend Annual Meetings of Stockholders; however, attendance is not mandatory. At the 2015 Annual Meeting of Stockholders, all of the members of the Board were in attendance.

Executive Officers

The following sets forth information as to our executive officers:

Robert Fagenson, 68 years old. Vice Chairman of the Board and Chief Executive Officer. For information regarding Mr. Fagenson, see “Proposal 1 - Election of Directors”.

Glenn C. Worman, 57 years old, has been our Chief Financial Officer since October 10, 2016 and our Chief Operating Officer since November 2015, and he previously served as our Executive Vice President—Finance from May 2015 until October 10, 2016. Mr. Worman served as Chief Financial Officer for the Americas to ICAP plc, an inter-dealer broker and provider of post trade risk mitigation and information services, from July, 2011 through March, 2015. Mr. Worman has also served in a wide variety of senior management positions at major investment banks and broker-dealers. A 23 year career at Merrill Lynch (June, 1985 through March, 2008) included segment CFO positions in Fixed Income and Equity Trading, Investment Management, and Wealth Management. He also held senior finance positions in Corporate Reporting, and was responsible for various strategic analysis projects at that firm. From April, 2008 through February, 2009 he headed Finance for Wealth Management at Morgan Stanley, and from January, 2010 through June, 2011 he served as the Chief Operating Officer for Finance in the Americas at Deutsche Bank. Mr. Worman earned a B.S. from Ramapo College and a Master’s degree in Finance from Fairleigh Dickinson University.

Executive Compensation

Summary Compensation Table

The following table sets forth the cash compensation paid by us to each of Robert B. Fagenson, Mark H. Goldwasser, Glenn C. Worman and Alan B. Levin (collectively the “Named Executive Officers”) during the fiscal years ended September 30, 2016 and 2015:

Name and Capacity	Year	Salary	Bonus	Stock Compensation (1)	Other Compensation (2)	Total Compensation
Robert Fagenson (3)	2016	$120,000	$-	$-	$80,723	$200,723
Vice Chairman and Chief Executive Officer	2015	$180,000	$50,000	$34,000	$21,000	$285,000

Mark H. Goldwasser (4)	2016	$345,000	$-	$-	$128,085	$473,085
Former President	2015	$460,000	$335,000	$34,000	$31,000	$860,000

Glenn C. Worman (5)	2016	$283,958	$135,000	$-	$32,204	$451,162
Chief Operating Officer, Chief Financial Officer & Executive Vice President	2015	$112,000	$40,000	$201,000	$0	$353,000

Alan B. Levin (6)	2016	$193,500	$25,000	$-	$29,947	$248,447
Former Chief Financial Officer	2015	$193,500	$-	$-	$22,808	$216,308

(1)	The amount shown in this column represents the grant date fair value of options or restricted stock unit awards as determined pursuant to ASC 718.

(2)

Represents $60,000 that was paid to Mr. Fagenson in September 2016 in connection with his agreement to take on increased duties to mentor potential new members of management pursuant to the seventh amendment to the employment agreement between our company and Mr. Fagenson. Also represents perquisite payments for auto allowance, club memberships, certain insurance premiums, severance, non-cash compensation and cellphone allowance as follows:

	Fiscal Year End
	September 30, 2016	September 30, 2015
Robert B. Fagenson
Incentive Payment	60,000	0
Insurance Premiums	20,723	21,000
	$80,723	$21,000

Mark H. Goldwasser
Auto Allowance	$9,000	$12,000
Club Membership	17,240	2,000
Insurance Premiums	1,845	17,000
Severance	100,000	0
	$128,085	$31,000

Glenn C. Worman
Auto Allowance	$9,000	$0
Insurance Premiums	23,204	0
	$32,204	$0

Alan B. Levin
Insurance Premiums	$23,183	$16,642
Non-cash compensation	6,164	6,166
Cellphone Allowance	600	0
	$29,947	$22,808

(3)

Mr. Fagenson became the Executive Chairman of our company on December 29, 2014 and, pursuant to our bylaws, assumed the position of Chief Executive Officer. Mr. Fagenson became Vice Chairman of the Board on September 21, 2016, at which time he relinquished the position of Executive Chairman. The majority of Mr. Fagenson’s compensation as reflected in the Summary Compensation Table was earned prior to the time that he became Vice Chairman of the Board.

(4)

On June 24, 2016, Mr. Goldwasser provided our company with notice of his decision not to extend the term of his Employment Agreement, dated as of July 1, 2008, as amended, which terminated pursuant to its terms on June 30, 2016. In addition, on September 21, 2016, Mr. Goldwasser voluntarily resigned as a director of our company

(5)

Mr. Worman was appointed Executive Vice President—Finance of our company on May 7, 2015 and Chief Operating Officer in November 2015. On September 26, 2016, Mr. Worman was appointed to serve as our Chief Financial Officer, to be effective October 10, 2016.

(6)	Mr. Levin resigned as Chief Financial Officer of our company on September 21, 2016, effective October 10, 2016.

Narrative Disclosure to Summary Compensation Table

Robert B. Fagenson. On June 20, 2013, we entered into a Co-Executive Chairman Compensation Plan with Robert B. Fagenson, as amended from time to time, and most recently on September 21, 2016 (as amended, the “Fagenson Agreement”), providing for the term of his employment for a period beginning October 1, 2016 and ending December 31, 2016. The term of the Fagenson Agreement may be extended for successive 30 day periods on the terms set forth therein. During fiscal years 2016 and 2015, Mr. Fagenson’s base salary has been set by the Compensation Committee at an annual rate of $120,000 and $180,000 per annum, respectively. On September 21, 2016, Mr. Fagenson’s base salary was increased to $180,000 per annum, and he received an additional payment of $60,000 as consideration for his agreement to take on increased duties to mentor potential new members of management. During the fiscal years ended September 30, 2016 and 2015, Mr. Fagenson received bonuses in the amounts of $0 and $50,000, respectively, and following the end of the fiscal year ended September 30, 2016, he received a bonus in the amount of $25,000 with respect to such fiscal year. Mr. Fagenson is eligible for an annual bonus for each fiscal year of the term of the Fagenson Agreement. Mr. Fagenson received a grant of nonforfeitable, nonqualified stock options to purchase 150,000 shares of our common stock under our 2013 Omnibus Stock Incentive Plan, of which (i) options to purchase 50,000 shares of our common stock vested immediately, one third of such options have an exercise price of $5.00, one third of such options have an exercise price of $7.00 and one third of such options have an exercise price of $9.00; (ii) options to purchase 50,000 shares of our common stock vested on June 20, 2014, one third of such options have an exercise price of $5.00, one third of such options have an exercise price of $7.00 and one third of such options have an exercise price of $9.00; and (iii) options to purchase 50,000 shares of our common stock vested on June 20, 2015, one third of such options have an exercise price of $5.00, one third of such options have an exercise price of $7.00 and one third of such options have an exercise price of $9.00. The options expire on September 30, 2020.

Mark H. Goldwasser. On July 1, 2008, we entered into an Employment Agreement with Mark H. Goldwasser, as amended on November 23, 2009, June 20, 2013, and October 1, 2015 (collectively, the “Goldwasser Agreement”). On June 24, 2016, Mr. Goldwasser provided us with notice of his decision not to extend the term of the Goldwasser Agreement. The Goldwasser Agreement terminated pursuant to its terms on June 30, 2016, and Mr. Goldwasser thus became entitled to a payment of $400,000 payable pro rata over a twelve month period. In addition, on September 21, 2016, Mr. Goldwasser voluntarily resigned as a director of our company, following which resignation Mr. Goldwasser received a payment of $12,500, representing Board director fees he would have received through the date of the anticipated next annual meeting of stockholders had he remained on the Board through such date.

Pursuant to the Goldwasser Agreement, (i) Mr. Goldwasser’s base salary (1) for the fiscal year ended September 30, 2015, was set at the rate of $460,000 per annum; and (2) for the fiscal year ended September 30, 2016, was set at the rate of $460,000 per annum; (ii) all bonuses for fiscal years ended September 30, 2015 and September 30, 2016 were at the discretion of the Board and during the fiscal years ended September 30, 2015 and September 30, 2016, Mr. Goldwasser received cash bonuses in the amounts of $335,000 and $0, respectively; and (iii) pursuant to the termination of the Goldwasser Agreement, Mr. Goldwasser became entitled to a payment of $400,000 payable pro rata over a twelve month period beginning on the date of termination.

Pursuant to the Goldwasser Agreement, Mr. Goldwasser was granted non-qualified stock options to purchase 100,000 shares of our common stock at an exercise price of $16.40 per share. As of September 30, 2012, all 100,000 shares of Mr. Goldwasser’s options had vested. The options have since expired.

In addition, on June 20, 2013, Mr. Goldwasser received a grant of nonforfeitable, nonqualified stock options to purchase 150,000 shares of our common stock under our 2013 Omnibus Stock Incentive Plan, of which (i) options to purchase 50,000 shares of our common stock vested immediately, one third of such options have an exercise price of $5.00, one third of such options have an exercise price of $7.00 and one third of such options have an exercise price of $9.00; (ii) options to purchase 50,000 shares of our common stock vested on June 20, 2014, one third of such options have an exercise price of $5.00, one third of such options have an exercise price of $7.00 and one third of such options have an exercise price of $9.00; and (iii) options to purchase 50,000 shares of our common stock vested on June 20, 2015, one third of such options have an exercise price of $5.00, one third of such options have an exercise price of $7.00 and one third of such options have an exercise price of $9.00. The options expire on September 30, 2020.

Glenn C. Worman. On May 7, 2015, we entered into an employment agreement with Glenn C. Worman (the “Worman Agreement”) providing for the term of his employment for a period beginning on May 7, 2015 (the “Effective Date”) and ending on May 5, 2017 (the “Worman Term”). The Worman Agreement provides a base salary at a rate of $280,000 per annum during the first 12 months of the Worman Term, and $290,000 during the second 12 months of the Worman Term. We paid Mr. Worman a signing bonus of $40,000 on August 9, 2015 and we also paid him a signing bonus of $35,000 on July 1, 2016. Mr. Worman was entitled to a guaranteed bonus of $100,000, which he received in January 2016. Beginning October 1, 2015, Mr. Worman became eligible for an annual bonus as determined by the Compensation Committee of the Board and was included in the executive bonus pool for our senior executive officers, as a result of which Mr. Worman was paid a bonus of $110,000 with respect to the fiscal year ending September 30, 2016, which bonus was paid following the end of the 2016 fiscal year.

Pursuant to a Nonqualified Inducement Stock Option Grant Notice, dated as of May 7, 2015 (“Option Grant Notice”) and related Stock Option Agreement, dated as of May 7, 2015 (the “Stock Option Agreement”), Mr. Worman received a grant of nonqualified stock options to purchase 180,000 shares of our common stock, of which (i) options to purchase 60,000 shares of common stock vested immediately, one third of such options have an exercise price of $4.50, one third of such options have an exercise price of $5.50 and one third of such options have an exercise price of $6.00; (ii) options to purchase 60,000 shares of common stock vested on the first anniversary of the Effective Date, one third of such options have an exercise price of $4.50, one third of such options have an exercise price of $5.50 and one third of such options have an exercise price of $6.00; and (iii) options to purchase 60,000 shares of common stock were to have vested on the second anniversary of the Effective Date, one third of such options have an exercise price of $4.50, one third of such options have an exercise price of $5.50 and one third of such options have an exercise price of $6.00. The options that were to have vested on the second anniversary of the Effective Date vested and became exercisable upon the closing of the tender offer from FBIO. The options expire on June 20, 2023, subject to the terms of the Stock Option Agreement. In the event of a termination without Cause (and not due to disability, as defined below) or for Good Reason (as defined below) or (B) a Change of Control (as defined below) the options will become exercisable in full, to the extent not then previously exercisable.

Alan B. Levin. On July 1, 2008, we entered into a one-year employment agreement with Alan B. Levin (the “Levin Agreement”), pursuant to which we employed Mr. Levin as our Chief Financial Officer beginning on July 1, 2008. Under the terms of the Levin Agreement, Mr. Levin was entitled to receive an initial annual base salary of $180,000. In addition, he was entitled to receive an annual cash bonus determined in the discretion of the Compensation Committee of the Board based upon its assessment of Mr. Levin’s performance in the following areas: revenue, net income and revenue growth, new business development, investor relations, communications with the Board, communication and collaboration with the other members of the Executive Committee of the Board, and other factors including, without limitation, special projects as assigned by our President, the Executive Committee of the Board or the Board. Mr. Levin submitted his resignation on September 26, 2016, which resignation became effective on October 10, 2016.

Outstanding Equity Awards at Fiscal Year End

The following table summarizes the outstanding option awards as of September 30, 2016:

	Options Grant	Number of Securities Underlying Unexercised Options at Fiscal Year End		Option Exercise	Option Expiration
Name	Date	Exercisable	Unexercisable	Price	Date
Robert Fagenson	6/20/2013	50,000	0	$5.00	9/30/2020
Robert Fagenson	6/20/2013	50,000	0	$7.00	9/30/2020
Robert Fagenson	6/20/2013	50,000	0	$9.00	9/30/2020
Mark Goldwasser	6/20/2013	50,000	0	$5.00	9/30/2020
Mark Goldwasser	6/20/2013	50,000	0	$7.00	9/30/2020
Mark Goldwasser	6/20/2013	50,000	0	$9.00	9/30/2020
Glenn Worman	5/17/2015	60,000	0	$4.50	6/20/2023
Glenn Worman	5/17/2015	60,000	0	$5.50	6/20/2023
Glenn Worman	5/17/2015	60,000	0	$6.00	6/20/2023

Option re-pricings

We have not engaged in any option re-pricings or other modifications to any of our outstanding equity awards to our Named Executive Officers during fiscal year 2016.

Potential Termination and Change in Control Payments

Robert B. Fagenson. In the event of any termination of the Fagenson Agreement, Mr. Fagenson will be entitled to receive (i) any accrued but unpaid base salary through the date of termination; (ii) any unpaid or unreimbursed expenses incurred in accordance with our policy or the Fagenson Agreement, to the extent incurred on or prior to the date of termination; (iii) any benefits provided under our benefit plans upon termination of Mr. Fagenson’s employment, in accordance with the terms therein; (iv) any unpaid bonus in respect to any completed fiscal year that has ended on or prior to the date of termination; and (v) any rights to indemnification by virtue of Mr. Fagenson’s position as an officer or director of our company or its subsidiaries and the benefits under any directors’ and officers’ liability insurance policy maintained by us, in accordance with its terms thereof and the Fagenson Agreement. In the event of any Qualifying Termination (as defined below), Mr. Fagenson is also entitled to receive (1) a lump-sum cash payment of $360,000 less what has been paid in salary; provided that such amount increases by 50% of what is paid pursuant to the foregoing calculation if a Qualifying Termination occurs in connection with, contingent on, or within 12 months following, a Change in Control; and (2) continuation of the health benefits for a period not to exceed 18 months.

A “Qualifying Termination” under the Fagenson Agreement is a termination (i) by us without “Cause;” (ii) by us due to “disability;” (iii) by Mr. Fagenson with “Good Reason; or (iv) upon Mr. Fagenson’s death.

“Cause” under the Fagenson Agreement means, (i) the conviction of or plea of guilty or nolo contendere to a felony or other crime involving moral turpitude carrying mandatory jail time of more than 12 months; (ii) the commission of any other act or omission involving dishonesty or fraud with respect to us or any related entity or any of our or their respective clients, which results or is reasonably likely to result in material harm to such parties; (iii) the breach of fiduciary duty, willful misconduct or gross negligence with respect to us or any related entity, which results or is reasonably likely to result in material harm to our company or any related entity; (iv) a material breach of any material provision of the Fagenson Agreement or (v) any final, non-appealable action taken against Mr. Fagenson by a regulatory body or self- regulatory organization that renders Mr. Fagenson ineligible to perform his duties for us for a period of no less than 120 days.

“Good Reason” under the Fagenson Agreement means (i) the assignment to Mr. Fagenson of any duties inconsistent in any material respect with his position (including status, titles and reporting requirements), authority, duties or responsibilities, or any other action or omission by us that results in a material diminution in such position, title, authority, duties or responsibilities; (ii) any material failure by us to pay compensation when due; (iii) our requiring Mr. Fagenson to be based at any office or location located more than 50 miles outside of New York, New York; (iv) any decrease in base salary or target bonus opportunity once established by the Board; or (v) the material breach by us of the Fagenson Agreement.

“Change in Control” under the Fagenson Agreement means any transaction(s) of the type described in Q/A 27 through and including Q/A 29 of Treasury Regulation 1.280G-1 and applicable published guidance thereunder, or any successor regulation or pronouncement thereto.

Mark Goldwasser. On September 21, 2016, Mr. Goldwasser voluntarily resigned as a director of our company. As a result of such resignation Mr. Goldwasser received a payment of $12,500, representing Board director fees he would have received through the date of the anticipated next annual meeting of stockholders had he remained on the Board through such date.

Glenn C. Worman. In the event of any termination of employment, Mr. Worman will be entitled to receive (i) his then current base salary through the date of termination; (ii) reimbursement of all reasonable business expenses incurred prior to the date of termination; (iii) all accrued benefits that are payable to Mr. Worman pursuant to any employee benefit plan of our company at the time and in the manner provided under the applicable plan; and (iv) any bonus earned but not yet paid for a prior fiscal year (collectively, the “Accrued Obligations”). In the event Mr. Worman’s employment is terminated by us without Cause (as defined below) or by Mr. Worman for Good Reason (as defined below), Mr. Worman will be also entitled to receive an amount equal to one year of his then base salary conditioned upon his execution of a general release.

If not previously terminated for any reason prior to the expiration of the Worman Term and either we or Mr. Worman does not wish to continue the employment relationship, the Worman Agreement will terminate on such expiration date. If we give notice that we do not wish to extend the Worman Term, enter into a new agreement or renew the Worman Agreement (collectively, “Renewal”) at least 90 days prior to the end of the Worman Term, his employment will terminate at the end of the Worman Term and Mr. Worman will only be entitled to the Accrued Obligations. If we provide less than 90 days’ notice, then we shall pay Mr. Worman an amount equal to his then current base salary for the excess of 90 over the number of days’ notice of non-Renewal we gave Mr. Worman prior to expiration of the Worman Term. In addition, Mr. Worman will be entitled to receive at the end of the Worman Term, in the event the Worman Agreement terminates at the expiration of the Worman Term, a severance payment equal to 90 days of his then current base salary, payable in the same manner and same time as set forth in the immediately preceding sentence. Additionally, subject to certain exceptions, upon termination of employment due to expiration of the Worman Term on May 5, 2017, Mr. Worman will be eligible to receive a pro-rata bonus for such fiscal year in which his employment terminates.

Upon a Change in Control of our company, all unvested options to purchase 180,000 shares of common stock issued to Mr. Worman became immediately vested.

“Cause” under the Worman Agreement means (i) the failure or refusal by Mr. Worman to substantially perform his obligations under the Worman Agreement or any directive of the Board which is not inconsistent with the terms of the Worman Agreement, or any material breach of the Worman Agreement by Mr. Worman (other than any such failure resulting from his disability) or of any of our policies or procedures; (ii) the indictment of Mr. Worman for a felony or other crime involving moral turpitude or dishonesty, or the conviction of Mr. Worman or the plea of nolo contendere by Mr. Worman to a misdemeanor (other than traffic infractions); (iii) a material breach of Section 7 or Section 8 of the Worman Agreement or a breach of any representation contained in the Worman Agreement by Mr. Worman; (iv) a breach of fiduciary duty to our company involving personal profit; (v) an act of dishonesty in connection with his employment with our company; (vi) Mr. Worman’s possession or use of illicit drugs or a prohibited substance, to the extent that in the reasonable determination of the Board it impairs his ability to perform his duties and responsibilities; (vii) Mr. Worman having committed acts or omissions constituting gross negligence or willful misconduct (including theft, fraud, embezzlement, and securities law violations) which is injurious to our company, monetarily; (viii) Mr. Worman having committed any material violation of, or material noncompliance with, any securities law, rule or regulation or stock exchange or Nasdaq Stock Market regulation rule relating to or affecting our company; or (ix) Mr. Worman’s material failure or refusal to honestly provide a certificate in support of the chief executive officer’s and/or principal executive officer’s certification required under the Sarbanes-Oxley Act of 2002, or any other filings under the federal securities laws including the rules and regulations promulgated thereunder.

“Good Reason” under the Worman Agreement means (i) there is any material reduction or diminution (except temporarily during any period of disability) in Mr. Worman’s authority, duties or responsibilities with our company; (ii) Mr. Worman is required to report to someone other than our Chief Executive Officer or the Board; or (iii) there is a material breach by us of any material provision of the Worman Agreement, including a material reduction in the base salary or the relocation of Mr. Worman’s principal place of employment from the New York Metropolitan area.

A “Change in Control” means (i) the accumulation in any number of related or unrelated transactions by any person of beneficial ownership 50% or more of the combined voting power of our voting stock; (ii) consummation of a business combination, unless, immediately following that business combination, (a) all or substantially all of the persons who were the beneficial owners of our voting stock immediately prior to that business combination beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock and more than 50% of the combined voting power of the then outstanding voting stock entitled to vote generally in the election of directors of the entity resulting from that business combination (including, without limitation, an entity that as a result of that business combination owns our company or all or substantially all of our assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to that business combination, of our voting stock; (iii) a sale or other disposition of all or substantially all of our assets, except pursuant to a business combination that would not cause a Change in Control under subsections (ii) above or (iv) below; (iv) approval by our shareholders of a complete liquidation or dissolution of our company, except pursuant to a business combination that would not cause a Change in Control under subsections (ii) and (iii) above; (v) the acquisition by any person, directly or indirectly, of the power to direct or cause the direction of our management and policies (a) through the ownership of securities which provide the holder with such power, excluding voting rights attendant with such securities, or (b) by contract; or (vi) during any period of two consecutive years, the incumbent board ceases to constitute a majority of the Board.

Alan B. Levin. On September 26, 2016, Mr. Levin submitted his resignation as an officer of our company, which resignation became effective on October 10, 2016. As a result of such resignation, which was without “Good Reason” (as defined in the Levin Agreement), Mr. Levin became entitled to all accrued obligations owed to him under the Levin Agreement.

Director’s Compensation

Each former director who resigned effective September 12, 2016 and who received less than $50,000 in non-Board related compensation from us for the fiscal year ended September 30, 2016 received (i) a director’s fee of $24,000 per annum, (ii) $1,000 for each Board meeting such director attended in person, (iii) $500 for each Board meeting such director attended telephonically, (iv) $500 for each committee meeting such director attended in person (up to a maximum of 12 meetings), and (v) $250 for each committee meeting such director attended telephonically (up to a maximum of 12 meetings). The Chair of the Audit Committee received an additional $6,000 per annum, and the Chairs of the Compensation Committee, the Corporate Governance Committee and the Nominating Committee each received an additional $3,000 per annum. All directors received an annual options grant on the 15th day of January of each calendar year following completion of the 36th month of the director’s term of options to purchase 15,000 shares of our common stock at the closing market price (mid-point between the bid and asked recorded on the closing price quote on January 15th or the first business day thereafter if markets are closed on the 15th, rounded up to the nearest nickel increment ($0.05)). The above options initial and annual grants did not apply to any management/consulting directors subject to any other management incentive compensation plan. We reimbursed all directors for expenses incurred traveling to and from Board meetings. Pursuant to our severance policy for non-management directors, (i) if a director served at least three years and resigned from the Board before the end of his then current term, he received a payment of $30,000 for each full year of his unfinished term (he was not entitled to this payment with respect to the year in which he resigns), with each such payment to be made immediately following the annual meeting of stockholders relating to the year in which he is not serving as a director, and (ii) all directors who served at least two years, did not resign during their term, and were not renominated to the Board received a payment of $30,000 to be paid immediately following the annual meeting of stockholders at which he was not renominated. A director shall not be entitled to either of these payments if he leaves the Board by reason of death, disability or cause.

The following table summarizes the compensation of our directors who received less than $50,000 in non-Board related compensation from us for the fiscal year ended September 30, 2016:

Directors Who Resigned Effective September 12, 2016

Name	Fees Paid	Options Awards	All Other Compensation(1)	Total Compensation
Richard Abbe	$34,375	$0	$30,000	$64,375
Salvatore Giardina	$39,250	$0	$30,000	$69,250
William Lerner *	$38,000	$0	$30,000	$68,000
Frank S. Plimpton	$35,500	$0	$60,000	$95,500
Frederic B. Powers III	$37,000	$0	$60,000	$97,000
Joshua Silverman	$33,750	$0	$30,000	$63,750
Frederick Wasserman	$33,625	$5,620	$30,000	$69,245

(1)	Represents severance payments made to our non-management directors upon their resignation from the Board effective September 12, 2016.
*	Mr. Lerner received $12,000 as additional compensation for his appointment to the Board of National Asset Management, Inc.

Directors Who Were Appointed Effective September 12, 2016

We did not provide any cash or equity compensation to Messrs. Eustace, Herskowitz, Hume, Salig or Weiss during the fiscal year ended September 30, 2016.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth information as of September 30, 2016 with respect to compensation plans under which equity securities of our company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans not approved by security holders (1)	1,221,500	$6.51	328,525

(1)	Consists of 1,041,500 awards issued under our 2013 Omnibus Incentive Plan and options to purchase 180,000 shares of our common stock granted to Mr. Worman pursuant to the Worman Agreement.

Issuer Purchases of Equity Securities

In August 2015, the Board authorized the repurchase of up to $2 million of our common stock. Share repurchases, if any, could be made using a variety of methods, which may include open market purchases, privately negotiated transactions or block trades, or any combination of such methods, in accordance with applicable insider trading and other securities laws and regulations. The Board did not stipulate an expiration date for this repurchase, though we did agree to suspend this repurchase program in the Merger Agreement. Purchase decisions were at the discretion of management. Repurchases were made as set forth below.

Period	Total Number of Shares Purchased	Average Price Paid Per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Approximate Dollar Value of Shares That May Be Purchased Under the Plans or Programs
July 1, 2015 - July 31, 2015	—	$—	—	$2,000,000
August 1, 2015 - August 31, 2015	14,400	$3.15	14,400	$1,954,760
September 1, 2015 - September 30, 2015	32,243	$3.03	46,643	$1,856,779
October 1, 2015 – October 31, 2015	33,933	$2.51	80,576	$1,769,000

National Holdings Corporation 2013 Omnibus Incentive Plan, as amended (the “2013 Plan”)

The material terms of the 2013 Plan are summarized below. As of September 30, 2016: (1) there were options to purchase an aggregate of 1,041,500 shares of common stock outstanding under the 2013 Plan at a weighted-average exercise price of $6.68 per share and (2) 179,975 restricted stock units had been issued under the 2013 Plan (which restricted stock units had not been forfeited). As of September 30, 2016, there were 328,525 shares of common stock reserved for future issuance under the 2013 Plan. As described in Proposal 5 of this Proxy Statement, the Board has approved, subject to stockholder approval, authorizing an additional 650,000 shares of common stock for issuance pursuant to the 2013 Plan.

Summary of the material terms of the 2013 Plan

Purpose. We established the 2013 Plan to assist the Company and its affiliates in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its affiliates by aligning their interests with those of the Company and its stockholders. The 2013 Plan is intended to permit the grant of stock options (both incentive stock options, or ISOs and non-qualified stock options, or NQSOs or, collectively Options), stock appreciation rights, or SARS, restricted stock awards, or Restricted Stock Awards, restricted stock units, or RSUs, incentive awards, or Incentive Awards, other stock-based awards, or Stock Based Awards and dividend equivalents, or Dividend Equivalents.

Administration. The 2013 Plan is administered by our Compensation Committee, who has the authority to grant awards to such persons and upon such terms and conditions (not inconsistent with the provisions of the 2013 Plan) as it may consider appropriate. Our Compensation Committee may act through subcommittees or, with respect to awards granted to individuals who are not subject to the reporting and other provisions of Section 16 of the Securities Exchange Act of 1934, as amended, and who are not members of our Board or the Board of Directors of our Affiliates (as defined by the 2013 Plan), delegate to one or more officers all or part of its duties with respect to such awards. Our Compensation Committee may, at its discretion, accelerate the time at which any award may be exercised, become transferable or nonforfeitable or become earned and settled including without limitation (i) in the event of the participant’s death, disability, retirement or involuntary termination of employment or service (including a voluntary termination of employment or service for good reason) or (ii) in connection with a Change in Control (as defined in the 2013 Plan).

Authorized Shares. Under the 2013 Plan, we may issue a maximum aggregate of 1,550,000 shares of our common stock (2,200,000 shares of common stock if the stockholders approve the Amendment to the 2013 Plan as discussed under Proposal 5 below), all of which may be issued pursuant to Options, SARS, Restricted Stock Awards, RSUs, Incentive Awards, Stock Based Awards or Dividend Equivalents. Each share issued in connection with an award will reduce the number of shares available under the 2013 Plan by one, and each share covered under a SAR will reduce the number of shares available under the 2013 Plan by one, even though the share is not actually issued upon settlement of the SAR. Except as otherwise provided in the 2013 Plan, (i) any shares of common stock subject to an award granted under the 2013 Plan which terminates by expiration, forfeiture, cancellation or otherwise, which is settled in cash in lieu of common stock or which is exchanged, with the Committee’s permission, for awards granted under the 2013 Plan not involving shares of common stock, (ii) shares of common stock not issued or delivered as a result of the net exercise or settlement of an outstanding award granted under the 2013 Plan, (iii) shares of common stock tendered to pay the exercise or purchase price or withholding taxes relating to an outstanding award granted under the 2013 Plan, (iv) shares of common stock repurchased on the open market with the proceeds of the exercise or purchase price of an award granted under the 2013 Plan, and (v) shares of common stock under a stock-settled SAR that are not actually issued in connection with settlement of the stock-settled SAR, shall all again be available for awards under the 2013 Plan.

Written Agreements. All awards granted under the 2013 Plan will be governed by separate written agreements between the participants and us. The written agreements will specify the terms and conditions of the particular awards.

Transferability. Generally, an award is non-transferable except by will or the laws of descent and distribution, and during the lifetime of the participant to whom the award is granted, the award may only be exercised by, or payable to, the participant. However, the Compensation Committee may provide that awards, other than ISOs or a Corresponding SAR (as defined below) that is related to an ISO, may be transferred by a participant to immediate family members or trust or other entities on behalf of the participant and/or family members. Any such transfer will be permitted only if (i) the participant does not receive any consideration for the transfer and (ii) the Committee expressly approves the transfer. The holder of the transferred award will be bound by the same terms and conditions that governed the award during the period that it was held by the participant, except that such transferee may only transfer the award by will or the laws of descent and distribution.

Maximum Award Period. No award shall be exercisable or become vested or payable more than ten years after the date of grant. An ISO granted to a Ten Percent Stockholder (as defined in the 2013 Plan) or a corresponding SAR that relates to such an ISO may not be exercisable more than five years after the date of grant.

Compliance with Applicable Law. No award shall be exercisable, vested or payable except in compliance with all applicable federal and state laws and regulations (including, without limitation, tax and securities laws), any listing agreement with any stock exchange to which we are a party, and the rules of all domestic stock exchanges on which our shares may be listed.

Payment. The exercise or purchase price of an award, and any taxes required to be withheld with respect to an award, may be paid in cash or, if the written agreement so provides, the Compensation Committee may allow a participant to pay all or part of the exercise or purchase price, and any required withholding taxes, by tendering shares of our common stock, through a broker-assisted cashless exercise, by means of “net exercise” procedure, or any other specified medium of payment.

Stockholder Rights. No participant shall have any rights as our stockholder as a result of issuance of an award until the award is settled by the issuance of common stock (other than a Restricted Stock Award or RSUs for which certain stockholder rights may be granted).

Forfeiture Provisions. Awards do not confer upon any individual any right to continue in our employ or service or in the employ or service of our Affiliates. Except as otherwise specifically provided in an applicable written agreement, all rights to any award that a participant has will be immediately discontinued and forfeited, and the Company shall not have any further obligation hereunder to the participant with respect to any award and the award will not be exercisable (whether or not previously exercisable) or become vested or payable on and after the time the participant is discharged from employment or service with the Company or any affiliate for Cause (as defined in the 2013 Plan).

Types of Awards

Options. Both ISOs and NQSOs may be granted under the 2013 Plan. Our Compensation Committee determines the eligible individuals to whom grants of Options will be made, the number of shares subject to each option, the exercise price per share, the time or times at which the option may be exercised, whether any performance or other conditions must be satisfied before a participant may exercise an option, the method of payment by the participant, the method of delivery of shares to a participant, whether the Option is an ISO or a NQSO, and all other terms and conditions of the award. However, the exercise price of an Option may not be less than the fair market value of a share of common stock on the date the Option is granted. No participant may be granted ISOs that are first exercisable in any calendar year for shares of common stock having an aggregate fair value (determined on the date of grant) that exceeds $100,000. With respect to an ISO granted to a participant who is a Ten Percent Stockholder, the exercise price per share may not be less than 110 percent of the fair market value of the common stock on the date the Option is granted. At the Compensation Committee’s discretion, an Option may be granted with or without a Corresponding SAR.

SARs. A SAR entitles the participant to receive, upon exercise, the excess of the fair market value on that date of each share of common stock subject to the exercised portion of the SAR over the fair market value of each such share on the date of the grant of the SAR. A SAR can be granted alone or in tandem with an Option. A SAR granted in tandem with an Option is called a Corresponding SAR and entitles the participant to exercise the Option or the SAR, at which time the other tandem award expires with respect to the number of shares being exercised. The Compensation Committee is authorized to determine the eligible individuals to whom grants of SARs will be made, the number of shares of common stock covered by the grant, the time or times at which a SAR may be exercised and all other terms and conditions of the SAR. However, no participant may be granted Corresponding SARs that are related to ISOs which are first exercisable in any calendar year for shares of common stock having an aggregate fair market value (determined on the date of grant) that exceeds $100,000.

Restricted Stock Awards and RSUs. A Restricted Stock Award is the grant or sale of shares of common stock, which may be subject to forfeiture for a period of time or subject to certain conditions. An RSU entitles the participant to receive, upon vesting, shares of our common stock. We will deliver to the participant one share of common stock for each RSU that becomes earned and payable. With regard to Restricted Stock Awards, the Compensation Committee is authorized to determine the eligible individuals to whom grants will be made, the number of shares subject to such grants, the purchase price, if any, to be paid for each share subject to the award of restricted stock, the time or times at which the restrictions will terminate, and all other terms and conditions of the restricted stock. With regards to RSUs, the Compensation Committee is authorized to determine the eligible individuals to whom grants will be made, the number of shares subject to such grants and the vesting conditions entitling a participant to settlement of the RSUs.

Incentive Awards. An Incentive Award entitles the participant to receive cash or common stock when certain conditions are met. The Compensation Committee has the authority to determine the eligible individuals to whom grants will be made and all other terms and conditions of the Incentive Award.

Stock-Based Awards. Stock-Based Awards may be denominated or payable in, valued by reference to or otherwise based on shares of common stock, including awards convertible or exchangeable into shares of common stock (or the cash value thereof) and common stock purchase rights and awards valued by reference to the fair market value of our common stock. The Compensation Committee has the authority to determine the eligible individuals to whom grants will be made and all other terms and conditions of Stock-Based Awards. However, the purchase price for the common stock under any Stock-Based Award in the nature of a purchase right may not be less than the fair market value of a share of common stock as of the date the award is granted. Cash awards, as an element of or supplement to any other award under the 2013 Plan, may also be granted.

Our Compensation Committee is also authorized under the 2013 Plan to grant shares of common stock as a bonus, or to grant shares of common stock or other awards in lieu of any of our obligations or of our affiliates to pay cash or to deliver other property under the 2013 Plan or under any other of our plans or compensatory arrangements or any of our affiliates.

Dividend Equivalents. Our Compensation Committee may also grant Dividend Equivalents under the 2013 Plan. A Dividend Equivalent is an award that entitles the participant to receive cash, shares of our common stock, other awards or other property equal in value to all or a specified portion of dividends paid with respect to shares of our common stock. The Compensation Committee is authorized to determine the eligible individuals to whom grants will be made and all other terms and conditions of the Dividend Equivalents. However, no Dividend Equivalents may be awarded with an Option, SAR or Stock-Based Award in the nature of purchase rights.

Material Terms of the Performance-Based Compensation

Awards that are paid to Named Executive Officers (as defined in the 2013 Plan) are potentially subject to the tax deduction limitations of Section 162(m) of the Code. The limitations of Section 162(m) of the Code do not apply, however, to performance-based compensation that meets certain requirements, including stockholder approval of the eligibility requirements, business criteria for performance goals and individual award limits of the 2013 Plan pursuant to which such awards are made.

Eligibility. Any of our employees or service providers, employees or service providers of our Affiliates (as defined in the 2013 Plan), and nonemployee members of our Board or of any Board of Directors of our Affiliates is eligible to receive an award under the 2013 Plan.

Award Limits. In any consecutive rolling 36-month period, no participant may be granted awards that relate to more than 600,000 shares of our common stock. For these purposes, an Option and its corresponding SAR will be counted as a single award. For any award stated with reference to a specific dollar limit, the maximum amount payable with respect to any consecutive rolling 36-month performance period to any one participant is $2,000,000 (pro-rated up or down for performance periods greater or less than 12 months). Award limits that are expressed as a number of shares are subject to the adjustment provisions of the 2013 Plan as described below.

Performance Criteria. Our Compensation Committee has the discretion to establish objectively determinable performance conditions for when awards will become vested, exercisable and payable. Objectively determinable performance conditions generally are performance conditions (a) that are established in writing (i) at the time of the grant or (ii) no later than the earlier of (x) 90 days after the beginning of the period of service to which they relate and (y) before the lapse of 25 percent of the period of service to which they relate; (b) that are uncertain of achievement at the time they are established; and (c) the achievement of which is determinable by a third party with knowledge of the relevant facts. These performance conditions may be based on one or any combination of metrics related to our financial, market or business performance. The form of the performance conditions also may be measured on a company, affiliate, division, business unit or geographic basis, individually, alternatively or in any combination, subset or component thereof. Performance goals may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance conditions. Profits, earnings and revenues used for any performance condition measurement may exclude any extraordinary or nonrecurring items. The performance conditions may, but need not, be based upon an increase or positive result under the aforementioned business criteria and could include, for example and not by way of limitation, maintaining the status quo or limiting the economic losses (measured, in each case, by reference to the specific business criteria). An award that is intended to become exercisable, vested or payable on the achievement of performance conditions means that the award will not become exercisable, vested or payable solely on mere continued employment or service. However, such an award, in addition to performance conditions, may be subject to continued employment or service by the participant. The performance conditions may include any or any combination of the following: (a) revenue; (b) revenue growth or product revenue growth; (c) operating income (before or after taxes); (d) pre-or after-tax income (before or after allocation of corporate overhead and bonus); (e) net earnings; (f) earnings per share; (g) net income (before or after taxes); (h) return on equity; (i) total stockholder return; (j) return on assets or net assets; (k) appreciation in and/or maintenance of the price of the shares of common stock (or any other publicly-traded securities of the Company); (l) market share; (m) gross profits; (n) earnings (including earnings before taxes, before interest and taxes or before interest, taxes, depreciation and amortization); (o) economic value-added models or equivalent metrics; (p) comparisons with various stock market indices; (q) reductions in cost; (r) cash flow or cash flow per share (before or after dividends); (s) return on capital (including return on total capital or return on invested capital); (t) cash flow return on investments; (u) improvement in or attainment of expense levels or working capital levels; (v) operating margin, gross margin or cash margin; (w) year-end cash; (x) debt reduction; (y) stockholder equity; (z) market shares; (aa) regulatory achievements; and (bb) implementation, completion or attainment of measurable objectives with respect to products or projects and recruiting and maintaining personnel.

The foregoing performance conditions represent the criteria on which performance goals may be based under the 2013 Plan for awards that are intended to qualify for the “qualified performance-based compensation” exception to Section 162(m) of the Code. At its sole discretion, our Compensation Committee may grant an award that is subject to the achievement or satisfaction of performance conditions that are not set forth in the 2013 Plan to the extent our Compensation Committee does not intend for such award to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

Our Compensation Committee has the discretion to select one or more periods of time over which the attainment of one or more of the foregoing performance conditions will be measured for the purpose of determining when an award will become vested, exercisable or payable. The Compensation Committee has the authority to adjust goals and awards in the manner set forth in the 2013 Plan.

Change in Control. In the event of a “Change in Control” (as defined in the 2013 Plan) and, with respect to awards that are subject to Section 409A of the Internal Revenue Code of 1986, as amended, or the Code, and such awards, 409A Awards, only to the extent permitted by Section 409A of the Code, our Compensation Committee in its discretion may, on a participant-by-participant basis (a) declare that some or all outstanding Options, SARs and Other Stock-Based Awards in the nature of purchase rights previously granted under the 2013 Plan, whether or not then exercisable, shall terminate without any payment to the holder of the Options, SARs and Other Stock-Based Awards in the nature of purchase rights, provided the Committee gives prior written notice to the holders of such termination and gives such holders the right to exercise their outstanding Options, SARs and Other Stock-Based Awards in the nature of purchase rights for at least seven (7) days before such date to the extent then exercisable (or to the extent such Options, SARs or Other Stock-Based Awards in the nature of purchase rights would have become exercisable as of the Control Change Date), (b) terminate outstanding Restricted Stock Awards, Restricted Stock Units, Incentive Awards, Other Stock-Based Awards not in the nature of purchase rights and Dividend Equivalents previously granted under the 2013 Plan that are not then nonforfeitable and transferable or earned and payable without any payment to the holder of the Restricted Stock Award, Restricted Stock Units, Incentive Awards, Other Stock-Based Awards not in the nature of purchase rights and Dividend Equivalents, other than the return, if any, of the purchase price of any such awards, (iii) terminate some or all outstanding Options, SARs and Other Stock-Based Awards in the nature of purchase rights previously granted under the 2013 Plan, whether or not then exercisable, in consideration of payment to the holder of the Options, SARs and Other Stock-Based Awards in the nature of purchase rights, with respect to each share of our common stock for which the Options, SARs and Other Stock-Based Awards in the nature of purchase rights are then exercisable (or that will become exercisable as of the Control Change Date), of the excess, if any, of the fair market value on such date of the common stock subject to such portion of the Options, SARs and Other Stock-Based Awards in the nature of purchase rights over the purchase price or Initial Value, as applicable (provided that any portion of such Options, SARs and Other Stock-Based Awards in the nature of purchase rights that are not then exercisable and will not become exercisable on the Control Change Date, and Options, SARs and Other Stock-Based Awards in the nature of purchase rights with respect to which the fair market value of the common stock subject to the Options, SARs and Other Stock-Based Awards in the nature of purchase rights does not exceed the purchase price or Initial Value, as applicable, shall be cancelled without any payment therefor), (iv) terminate outstanding Restricted Stock Awards, Restricted Stock Units, Incentive Awards, Other Stock-Based Awards not in the nature of purchase rights and Divided Equivalents previously granted under the Plan that will become nonforfeitable and transferable or earned and payable as of the date of the Change in Control (or that previously became nonforfeitable and transferable or earned and payable but have not yet been settled as of the date of the Change in Control) in exchange for a payment equal to the excess of the fair market value of the shares of our common stock subject to such awards, or the amount of cash payable under the awards, over any unpaid purchase price, if any, for such awards (provided that any portion of such awards that are not then nonforfeitable and transferable or earned and payable as of the date of the Change in Control (and that will not become nonforfeitable and transferable or earned and payable as of the date of the Change in Control) shall be cancelled without any payment therefor), or (v) take such other actions as the Committee determines to be reasonable under the circumstances to permit the participant to realize the value of the outstanding awards (which fair market value for purposes of Awards that are not then exercisable, nonforfeitable and transferable or earned and payable as of the date of the Change in Control (and that will not become exercisable, nonforfeitable and transferable or earned and payable as of the date of the Change in Control) or with respect to which the fair market value of the common stock subject to the awards does not exceed the purchase price or initial value, as applicable, shall be deemed to be zero). Outstanding awards shall not be terminated to the extent that written provision is made for their continuance, assumption or substitution by the Company or a successor employer or its parent or subsidiary in connection with the Change in Control except as otherwise provided in the applicable agreement.

Amendment and Termination. The 2013 Plan expires 10 years after its effective date, unless terminated earlier by our Board. Any award that is outstanding as of the date the 2013 Plan expires will continue in force according to the terms set out in the award agreement. Our Board may terminate, amend or modify the 2013 Plan at any time. However, stockholder approval may be required for certain types of amendments under applicable law or regulatory authority.

An amendment will be contingent on approval of our stockholders, to the extent required by law, by the rules of any stock exchange on which our securities are then traded. Additionally, to the extent the Compensation Committee deems necessary for the 2013 Plan to continue to grant awards that are intended to comply with the performance-based exception to the deduction limits of Section 162(m) of the Code, the Compensation Committee will submit the material terms of the stated performance conditions to our stockholders for approval at such time(s) as may be required under Code Section 162(m) and the Treasury Regulations thereunder and any subsequent changes to the performance conditions set forth in the 2013 Plan of the Plan for Awards that are intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code must be approved by the stockholders.

Material U.S. Federal Income Tax Consequences of Awards under the 2013 Plan

The following discussion summarizes the principal federal income tax consequences associated with awards under the 2013 Plan. The discussion is based on laws, regulations, rulings and court decisions currently in effect, all of which are subject to change.

ISOs. A participant will not recognize taxable income on the grant or exercise of an ISO (although the excess of the fair market value of the common stock over the exercise price will be included for alternative minimum tax purposes). A participant will recognize taxable income when he or she disposes of the shares of common stock acquired under the ISO. If the disposition occurs more than two years after the grant of the ISO and more than one year after its exercise, the participant will recognize long-term capital gain (or loss) to the extent the amount realized from the disposition exceeds (or is less than) the participant’s tax basis in the shares of common stock. A participant’s tax basis in the common stock generally will be the amount the participant paid for the stock. If the common stock acquired under an ISO is disposed of before the expiration of the ISO holding period described above, the participant will recognize as ordinary income in the year of the disposition the excess of the fair market value of the common stock on the date of exercise of the ISO over the exercise price. Any additional gain will be treated as long-term or short-term capital gain, depending on the length of time the participant held the shares. Special rules apply if a participant pays the exercise price by delivery of common stock. We will not be entitled to a federal income tax deduction with respect to the grant or exercise of an ISO. However, in the event a participant disposes of common stock acquired under an ISO before the expiration of the ISO holding period described above, we generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

NQSOs. A participant will not recognize any taxable income on the grant of a NQSO. On the exercise of a NQSO, the participant will recognize as ordinary income the excess of the fair market value of the common stock acquired over the exercise price. A participant’s tax basis in the common stock is the amount paid plus any amounts included in income on exercise. Special rules apply if a participant pays the exercise price by delivery of common stock. The exercise of a NQSO generally will entitle us to claim a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

SARs. A participant will not recognize any taxable income at the time SARs are granted. The participant at the time of receipt will recognize as ordinary income the amount of cash and the fair market value of the common stock that he or she receives. We generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

Restricted Stock Awards and RSUs. With regard to Restricted Stock Awards, a participant will recognize ordinary income on account of a Restricted Stock Award on the first day that the shares are either transferable or not subject to a substantial risk of forfeiture. The ordinary income recognized will equal the excess of the fair market value of the common stock on such date over the price, if any, paid for the stock. However, even if the shares under a Restricted Stock Award are both nontransferable and subject to a substantial risk of forfeiture, the participant may make a special “83(b) election” to recognize income, and have his or her tax consequences determined, as of the date the Restricted Stock Award is made. The participant’s tax basis in the shares received will equal the income recognized plus the price, if any, paid for the Restricted Stock Award. We generally will be entitled to a federal income tax deduction equal to the ordinary income the participant recognizes. With regard to RSUs, the participant will not recognize any taxable income at the time RSUs are granted. When the terms and conditions to which the RSUs are subject have been satisfied and the RSUs are paid, the participant will recognize as ordinary income the fair market value of the common stock he or she receives. We generally will be entitled to a federal income tax deduction equal to the ordinary income the participant recognizes.

Incentive Awards. A participant will not recognize any taxable income at the time an Incentive Award is granted. When the terms and conditions to which an Incentive Award is subject have been satisfied and the award is paid, the participant will recognize as ordinary income the amount of cash and the fair market value of the common stock he or she receives. We generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes, subject to the deduction conditions and limits applicable under Section 162(m) of the Code.

Stock-Based Awards. A participant will recognize ordinary income on receipt of cash or shares of common stock paid with respect to a Stock-Based Award. We generally will be entitled to a federal income tax deduction equal to the amount of ordinary income the participant recognizes.

Dividend Equivalents. A participant will recognize as ordinary income the amount of cash and the fair market value of any common stock he or she receives on payment of the Dividend Equivalents. To the extent the Dividend Equivalents are paid in the form of other awards, the participant will recognize income as otherwise described herein.

Limitation on Deductions. Section 162(m) of the Internal Revenue Code generally precludes a tax deduction by any publicly-held company for compensation paid to any “covered employee” to the extent the compensation paid to such covered employee exceeds $1 million during any taxable year of the company. “Covered employees” include the Chief Executive Officer of the company and the three other highest paid officers of the company (other than the Chief Executive Officer or the Chief Financial Officer). The $1 million deduction limit, however, does not apply to “qualified performance-based compensation” that is based on the attainment of pre-established, objective performance goals established under a stockholder-approved plan. We consider the impact of this exclusion when developing and implementing our executive compensation programs. We believe that it is important to preserve flexibility in administering compensation programs in a manner designed to promote varying corporate goals. Accordingly, we have not adopted a policy that all compensation must qualify as deductible under Section 162(m) of the Internal Revenue Code. Amounts paid under any of our compensation programs, including salaries, annual incentive awards, performance awards and grants of restricted stock and options, may not qualify as performance-based compensation that is excluded from the Section 162(m) limitation on deductibility.

The rules and regulations promulgated under Section 162(m) of the Internal Revenue Code are complicated and subject to change from time to time, sometimes with retroactive effect. There can be no guarantee, therefore, that amounts potentially subject to the Section 162(m) limitations will be treated by the Internal Revenue Service as qualified performance-based compensation under Section 162(m) of the Internal Revenue Code and/or deductible by the Company. A number of requirements must be met under Section 162(m) of the Internal Revenue Code in order for particular compensation to so qualify for the exception such that there can be no assurance that “qualified performance-based” compensation under the 2013 Plan will be fully deductible under all circumstances. In addition, other awards under the 2013 Plan, such as non-performance-based restricted stock and restricted stock units, generally will not qualify for the exception under Section 162(m) of the Internal Revenue Code, so that compensation paid to certain covered employees in connection with such awards may, to the extent it and other compensation subject to Section 162(m) of the Internal Revenue Code’s deductibility cap exceed $1 million in a given taxable year, not be deductible by the Company as a result of Section 162(m) of the Internal Revenue Code. Compensation to certain employees resulting from vesting of awards in connection with a change in control or termination following a change in control also may be non-deductible under Internal Revenue Code Sections 4999 and 280G.

Other Tax Rules. The 2013 Plan is designed to enable our Compensation Committee to structure awards that will not be subject to Section 409A of the Code, which imposes certain restrictions and requirements on deferred compensation. However, our Compensation Committee may grant awards that are subject to Section 409A of the Code. In that case, the terms of such 409A Award will be (a) subject to the deferral election requirements of Section 409A of the Code; and (b) may only be paid upon a separation from service, a set time, death, disability, a change in control or an unforeseeable emergency, each within the meanings of Section 409A of the Code. Our Compensation Committee shall not have the authority to accelerate or defer a 409A Award other than as permitted by Section 409A of the Code. Moreover, any payment on a separation from service of a “Specified Employee” (as defined in the 2013 Plan) will not be made until six months following the participant’s separation from service (or upon the participant’s death, if earlier) as required by Section 409A of the Code.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Such persons are required by the SEC to furnish us with copies of all Section 16(a) forms that they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from certain reporting persons, all required Section 16(a) filings applicable to our directors, executive officers and greater-than-ten-percent beneficial owners were properly filed during the fiscal year ended September 30, 2016, other than the Form 3 to be filed by Michael T. Eustace as a result of his appointment to our Board effective September 12, 2016.

Review, approval or notification of transactions with related persons

Our Board of Directors reviews and votes on transactions, arrangements and relationships between us and any of our directors, director nominees, executive officers, beneficial owners of more than 5% of our common stock and their respective immediate family members where the amount involved in the transaction exceeds or is expected to exceed $120,000 in a fiscal year (such transaction, arrangement or relationship, the “Related Transaction”). The director who has a material interest in the related transaction must recuse himself from the vote of the Board of Directors vote on such matter. A majority vote of the remaining members of the Board of Directors is required for approval of the related transaction. Before such vote, the members of our Board of Directors who are independent of the related transaction review, among other things, the following factors:

●	the related person’s interest in the transaction;

●	the approximate dollar value of the amount involved;

●	the terms of the transaction;

●	the benefits to us;

●	the benefits to our stockholders;

●	the availability of other sources for comparable products, services, or financial benefits; and

●	whether the transaction is on terms that are no less favorable to us than terms that could have been reached with an unaffiliated third-party under the same or similar circumstances.

Certain Relationships and Related Transactions

Arrangements Regarding Robert B. Fagenson

Mr. Fagenson is a party to an Independent Contractor Agreement, dated February 27, 2012, with National Securities Corporation ("NSC"), our wholly-owned subsidiary, whereby in exchange for establishing and maintaining a branch office of NSC in New York, New York (the “Branch”), Mr. Fagenson receives 50% of any net income accrued at the Branch, which amount to date has been immaterial. Additionally, Mr. Fagenson’s daughter, Stephanie Fagenson, received a base salary from NSC during the 2016 fiscal year in the amount of $79,091, as well as commissions in the amount of approximately $5,100 and a discretionary bonus in the amount of $2,500 with respect to such fiscal year. Further information regarding Mr. Fagenson's compensation by our company is set forth under "Executive Compensation" above.

Arrangements Regarding Fortress Biotech, Inc. and FBIO Acquisition, Inc.

On April 27, 2016, we entered into the Merger Agreement with Fortress and FBIO, pursuant to which, among other things, FBIO launched a tender offer for all of the issued and outstanding shares of our common stock at a purchase price of $3.25 per share in cash. FBIO completed its tender offer on September 12, 2016, at which time FBIO acquired 7,037,482 shares of our common stock, representing approximately 56.6% of our issued and outstanding shares of common stock and approximately 51.4% of our issued and outstanding shares of common stock on a fully-diluted basis immediately following the completion of the tender offer.

In connection with the execution and delivery of the Merger Agreement, we entered into the Stockholders Rights Agreement with FBIO, which became effective on September 12, 2016. Pursuant to the Stockholder Rights Agreement, if as of the closing of the tender offer, FBIO and its affiliates own at least 35% of all then outstanding shares of our common stock, FBIO and its affiliates will be prohibited for a certain period of time from initiating or proposing certain actions with respect to our company, including: (i) until the earlier of September 12, 2019 and the date that FBIO and its affiliates own less than 20% of all then outstanding shares of our common stock, certain going-private transactions; (ii) until the earlier of September 12, 2017 and the date that FBIO and its affiliates own less than 20% of all then outstanding shares of our common stock, certain business combinations; and (iii) the until the earlier of September 12, 2019 and the date that FBIO and its affiliates own less than 20% of all then outstanding shares of our common stock, reverse stock-splits with respect to our common stock of a ratio greater than or equal to 100 to one. The Stockholder Rights Agreement also provides FBIO certain director nomination rights with respect to our Board. Through September 12, 2019, so long as FBIO holds any shares of our common stock, FBIO will have the right to designate for nomination by our Board (or the applicable committee thereof) all directors to be elected at any annual or special meeting of the stockholders of our company.

During the 12-month period ended September 30, 2016, financings conducted by our company for Fortress and its affiliates generated revenues in the amount of approximately $5.8 million, which amount represented approximately 50% of our biotech and healthcare investment banking revenue for such period, and approximately 16.4% of our total investment banking revenue for such period. During such 12-month period, revenues from our biotech and healthcare investment banking business were approximately $11.0 million, which represented approximately 31.2% of all of our investment banking revenue for such period in the aggregate amount of approximately $35.3 million.

PROPOSAL 2

AMENDMENT OF CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 SHARES TO 75,000,000 SHARES

Our certificate of incorporation currently authorizes us to issue up to 150,000,000 shares of common stock and up to 10,000,000 shares of preferred stock. On December 14, 2016, our Board of Directors unanimously adopted a resolution to amend the first sentence of Article Fourth of our certificate of incorporation, subject to stockholder approval, to reduce the number of shares of common stock that we are authorized to issue to 75,000,000 shares, which we refer to as the share reduction amendment. No change will be made to the other provisions of our certificate of incorporation or to the rights and privileges of our common stock as a result of the share reduction amendment, including, without limitation, the number of authorized shares of our preferred stock, and the amendment will not affect the number of shares of our common stock that are outstanding.

As of December 15, 2016, there were 12,437,916 shares of our common stock issued and outstanding and no shares held in treasury. A total of 1,214,000 shares were reserved for issuance upon exercise of outstanding options and 21,558 shares were reserved for issuance upon the exercise of outstanding warrants (without giving effect to the issuance or exercise of the warrants to purchase up to 12,437,916 shares of our common stock that we have announced that we will issue on or prior to February 7, 2017 as a dividend to all holders of our common stock entitled to receive such distribution).

Our Board of Directors’ primary reason for approving the share reduction amendment is to reduce the amount of our annual franchise tax in the State of Delaware. Each year, we are required to make franchise tax payments to the State of Delaware in an amount determined, in part, by the total number of shares of stock we are authorized to issue. This amount can be substantial. For example, based on the number of authorized shares of our common stock as of September 30, 2015 (150,000,000) and the number of issued and outstanding shares of our common stock as of such date (12,473,968), the amount of franchise taxes that we would owe to the State of Delaware would be $180,000. However, if the number of our authorized shares of common stock as of September 30, 2015 was 75,000,000, then the amount of franchise taxes that we would owe to the State of Delaware would be reduced by approximately $29,000. Similarly, based on the number of authorized shares of our common stock as of September 30, 2016 (150,000,000) and the number of issued and outstanding shares of our common stock as of such date (12,437,916), the amount of franchise taxes that we would owe to the State of Delaware would be $180,000. However, if the number of our authorized shares of common stock as of September 30, 2016 was 75,000,000, then the amount of franchise taxes that we would owe to the State of Delaware would be reduced by approximately $145,000

If the share reduction amendment does not pass, and the number of our authorized shares of common stock remains at 150,000,000, we expect that we will continue to be required to pay approximately $180,000 each year for the Delaware state franchise tax for the foreseeable future. If, however, the share reduction amendment is passed, we estimate, based on our current asset level, that our annual Delaware state franchise tax would be reduced in general by approximately $30,000. We note, however, that under Delaware law, if an amendment changing the number of shares of authorized stock becomes effective during the year, the amount of franchise tax for that year will be calculated on a prorated basis, based on the date of passage of that amendment. Accordingly, if the share reduction amendment is approved, we expect that the actual reduction in our Delaware state franchise tax payable with respect to the current fiscal year will be less than the estimated reduction on an annualized basis.

In proposing the share reduction amendment, we note that in February 2015, our Board declared a 1-for-10 reverse stock split of our common stock, as a result of which the number of issued and outstanding shares of our common stock was reduced from approximately 124.5 million shares to approximately 12.5 million shares. However, the number of our authorized shares of common stock was not reduced as a result of the aforementioned reverse split.

To implement the share reduction amendment, the first sentence of Article Fourth of our certificate of incorporation would be amended to read as follows:

“FOURTH: The total number of shares of all classes of stock which the Corporation has authority to issue is Eighty-Five Million (85,000,000) shares, consisting of two classes: Seventy-Five Million (75,000,000) shares of Common Stock, $0.02 par value per share (the “Common Stock”), and Ten Million (10,000,000) shares of Preferred Stock, $0.01 par value per share (the “Preferred Stock”).”

A copy of the certificate of amendment that we would file with the Secretary of State of the State of Delaware if the proposed share reduction amendment (and only the proposed share reduction amendment) is approved is set forth in Appendix A hereto. However, if all of the amendments to our certificate of incorporation described in this proxy statement are approved, we will file with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation substantially in the form of Appendix D hereto.

The proposed decrease in the number of authorized shares of common stock could have adverse effects on us. Our Board of Directors will have less flexibility to issue shares of common stock, including in connection with a potential merger or acquisition, stock dividend or follow-on offering. In the event that our Board of Directors determines that it would be in our best interest to issue a number of shares of common stock in excess of the number of then authorized but unissued and unreserved shares, we would be required to seek the approval of our stockholders to increase the number of shares of authorized common stock. If we are not able to obtain the approval of our stockholders for such an increase in a timely fashion, we may be unable to take advantage of opportunities that might otherwise be advantageous to us and our stockholders.

Except for (i) shares of common stock reserved for issuance upon exercise of outstanding options to purchase shares of our common stock, (ii) shares of common stock reserved for issuance under the 2013 Plan, (iii) shares of common stock reserved for issuance upon exercise of outstanding warrants to purchase shares of our common stock and (iv) shares of common stock to be issued upon exercise of warrants to purchase up to 12,437,916 shares of our common stock that we have announced that we will issue on or prior to February 7, 2017 as a dividend to all holders of our common stock entitled to receive such distribution, our Board has no current plans to issue additional shares of common stock.

Vote Required

A quorum being present, the affirmative vote of a majority of the outstanding shares of common stock entitled to vote on this proposal is required to approve the amendment to our certificate of incorporation to decrease the number of authorized shares of our common stock from 150,000,000 shares to 75,000,000 shares. Votes may be cast for or against this proposal or may abstain; votes that abstain will have the effect of a vote against this proposal.

Recommendation

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 SHARES TO 75,000,000 SHARES

PROPOSAL 3

AMENDMENT OF CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDERS TO TAKE ACTIONS BY LESS THAN UNANIMOUS WRITTEN CONSENT

On December 14, 2016, our Board of Directors unanimously adopted a resolution to amend Section B.(f) of Article Fourth of our certificate of incorporation, subject to stockholder approval, to permit our stockholders to take action by written consent where we have obtained the written consent of not less than the minimum number of votes that would be necessary to authorize the action at a meeting where all shares entitled to vote are present and voted, as permitted by Section 228(a) of the DGCL, which we refer to as the stockholder consent amendment. No change will be made to the other provisions of our certificate of incorporation or to the rights and privileges of our common stock as a result of the stockholder consent amendment, unless (i) changes are made to reduce the number of authorized shares of our common stock, as further described in Proposal 2 or (ii) certain changes are made regarding director matters, as further described in Proposal 4. If the proposed amendment is approved, our certificate of incorporation would be amended by deleting Section B.(f) of Article Fourth in its entirety and replacing such section in its entirety with the following:

“(f)     Whenever stockholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.”

A copy of the certificate of amendment that we would file with the Secretary of State of the State of Delaware if the proposed stockholder consent amendment (and only the proposed stockholder consent amendment) is approved as set forth in Appendix B hereto. However, if all of the amendments to our certificate of incorporation described in this proxy statement are approved, we will file with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation substantially in the form of Appendix D hereto.

Section 228(a) of the DGCL provides in pertinent part that “any action required by this chapter to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.” Section B.(f) of Article Fourth of our certificate of incorporation currently provides that “Any action required to be taken at any annual or special meeting of the holders of Common Stock, may be taken by written consent without a meeting, provided that such written consent is signed by the holders of all of the outstanding shares of Common Stock.”

Our Board believes that the proposed amendment would be in the best interests of our company and its stockholders. It will allow us, in situations where we can obtain the requisite consent in writing, to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a stockholder meeting for the purpose of approving the action. The Board believes that in such cases where stockholders representing the requisite number of votes necessary to authorize an action have already consented to a given action, the stockholder meeting becomes a formality that utilizes time and resources that are better spent on other corporate functions.

As a result of the closing of the previously announced tender offer by FBIO, which tender offer was launched pursuant to the Merger Agreement by and among our company, Fortress and FBIO, FBIO acquired a total of 7,037,482 shares of our common stock, representing approximately 56.6% of our issued and outstanding shares of common stock and approximately 51.4% of our issued and outstanding shares of common stock on a fully-diluted basis immediately following the completion of the tender offer (in each case, without giving effect to the issuance or exercise of the warrants to purchase shares of our common stock that we have announced that we will issue on or prior to February 7, 2017 to the holders of our common stock entitled to receive such distribution). Accordingly, following the approval of the proposal, FBIO will be able to unilaterally determine matters submitted to a vote of stockholders, such as approval of significant corporate transactions, by written consent without a meeting of stockholders until such time as its ownership interest decreases to less than fifty percent (50%).

The proposed amendment to our certificate of incorporation will become effective, after stockholder approval, upon the filing of a certificate of amendment to our certificate of incorporation with the Secretary of State of the State of Delaware.

Vote Required

A quorum being present, the affirmative vote of a majority of the outstanding shares of common stock entitled to vote on this proposal is required to approve the amendment to our certificate of incorporation to permit stockholders to take actions by less than unanimous written consent. Votes may be cast for or against this proposal or may abstain; votes that abstain will have the effect of a vote against this proposal.

Recommendation

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDERS TO TAKE ACTIONS BY LESS THAN UNANIMOUS WRITTEN CONSENT

PROPOSAL 4

AMENDMENT OF CERTIFICATE OF INCORPORATION TO MAKE CERTAIN CHANGES (IN ADDITION TO THOSE AMENDMENTS THAT ARE THE SUBJECTS OF PROPOSAL 2 AND PROPOSAL 3) REGARDING DIRECTOR MATTERS

On December 14, 2016, our Board of Directors unanimously adopted a resolution to amend our certificate of incorporation, subject to stockholder approval, to make certain changes (in addition to those amendments that are the subject of Proposal 2 and Proposal 3) regarding director matters. Specifically, if this Proposal 4 is approved, our certificate of incorporation would be amended by:

●	deleting Article Seventh in its entirety and replacing Article Seventh in its entirety with the following:

“SEVENTH: Unless and except that the by-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.”

●	adding the following two sentences at the end of Article Ninth:

“If the DGCL is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended. Any repeal or modification of the foregoing provisions of this Article Ninth by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.”

●	adding a new Article Thirteenth as follows:

“THIRTEENTH: The Corporation will indemnify any person who was or is a party or is threatened to be made a party to, or testifies in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, by reason of the fact such person is or was a director, officer or employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding to the full extent permitted by the DGCL, and the Corporation may adopt by-laws or enter into agreements with any such person for the purpose of providing for such indemnification.”

●	adding a new Article Fourteenth as follows:

“FOURTEENTH: To the fullest extent permitted by Section 122(17) of the DGCL, the Corporation, on behalf of itself and its subsidiaries, renounces any interest or expectancy of the Corporation and its subsidiaries in any Excluded Opportunity, or in being offered an opportunity to receive notice of or participate in any Excluded Opportunity, even if the opportunity is one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so and no such individual, corporation, limited liability company, partnership, firm, joint venture, association, joint-stock company, trust, estate, unincorporated organization, governmental or regulatory body or other entity (“Person”) shall be liable to the Corporation or any of its subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such Person pursues or acquires such Excluded Opportunity, directs such Excluded Opportunity to another Person or fails to present such Excluded Opportunity, or information regarding such Excluded Opportunity, to the Corporation or its subsidiaries. An “Excluded Opportunity” is any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of any director of the Corporation who is not an employee of the Corporation or any of its subsidiaries (collectively, “Covered Persons”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Covered Person expressly and solely in such Covered Person’s capacity as a director of the Corporation. Any Person purchasing or otherwise acquiring any interest in any shares of stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article Fourteenth. Neither the alteration, amendment or repeal of this Article Fourteenth nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article Fourteenth shall eliminate or reduce the effect of this Article Fourteenth in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article Fourteenth, would accrue or arise, prior to such alteration, amendment, repeal or adoption.”

Our Board believes that the proposed amendments described in this Proposal 4 would be in the best interests of our company and its stockholders, as such amendments would in general provide customary protections for management and for members of our Board of Directors. We also believe that such amendments will assist us in attracting talented individuals to serve as officers and/or directors of our company, including non-employee directors of our company who may also serve as directors, officers and/or employees of other entities that may pursue corporate opportunities that we may also reasonably pursue.

Further, we believe that the amendment to Article Ninth and the addition of a new Article Thirteenth are consistent with other provisions that are currently contained in our certificate of incorporation and our by-laws, and thus primarily serve to clarify such provisions. For example, our certificate of incorporation currently provides that directors of our company shall not be personally liable to our company or our stockholders for monetary damages for breach of fiduciary duty as a director, except in a limited number of situations with respect to which we cannot limit the liability of a director pursuant to Section 102(b)(7) of the DGCL. The proposed amendment to Article Ninth clarifies that our directors will receive the benefit of any future amendments to the DGCL that limit the personal liability of directors, and that future amendments to our certificate of incorporation by our stockholders will not adversely affect the protections afforded to directors. In addition, our by-laws currently provide that our company “shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was or has agreed to become a director, officer, employee or agent of the corporation, or is or was serving or has agreed to serve at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges, expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.” The proposed new Article Thirteenth extends our company’s indemnification obligations to our certificate of incorporation.

The waiver in the new Article Fourteenth is intended to eliminate uncertainty regarding the power of our company to renounce corporate opportunities in advance rather than to address such opportunities as they arise. Our directors may be involved with outside transactions that could trigger the corporate opportunity doctrine for our company, and given the nature of our business, we believe that they should not be required to present every opportunity or transaction to our company before such opportunity or transaction may be pursued by the outside entity with which they are involved.

The proposed amendments to our certificate of incorporation described in this Proposal 4 will become effective, after stockholder approval, upon the filing of a certificate of amendment to our certificate of incorporation with the Secretary of State of the State of Delaware reflecting such amendments.

A copy of the certificate of amendment that we would file with the Secretary of State of the State of Delaware if the proposed amendments to our certificate of incorporation described in this Proposal 4 (and only such amendments) are approved is set forth in Appendix C hereto. However, if all of the amendments to our certificate of incorporation described in this proxy statement are approved, we will file with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation substantially in the form of Appendix D hereto.

Vote Required

A quorum being present, the affirmative vote of a majority of the outstanding shares of common stock entitled to vote on this proposal is required to approve the amendment to our certificate of incorporation described in this Proposal 4. Votes may be cast for or against this proposal or may abstain; votes that abstain will have the effect of a vote against this proposal.

Recommendation

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE PROPOSAL AMEND OUR CERTIFICATE OF INCORPORATION TO MAKE CERTAIN CHANGES TO (IN ADDITION TO THOSE AMENDMENTS THAT ARE THE SUBJECTS OF PROPOSAL 2 AND PROPOSAL 3) REGARDING DIRECTOR MATTERS

PROPOSAL 5

APPROVAL OF THE AMENDMENT TO THE NATIONAL HOLDINGS CORPORATION 2013 OMNIBUS INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE 2013 PLAN BY 650,000

Overview

The Board requests that stockholders approve the proposed Amendment which amends the existing National Holdings 2013 Omnibus Incentive Plan, as amended (the “2013 Plan”), to increase the number of shares of our common stock authorized for issuance under the 2013 Plan by 650,000. Other than the increase in the number of shares authorized for issuance under the 2013 Plan reflected in the proposed Amendment, there are no other amendments to the 2013 Plan. A summary of the material terms of the 2013 Plan appears in “Executive Compensation - National Holdings Corporation 2013 Omnibus Incentive Plan, as amended (the “2013 Plan”)” beginning on page 27 and is incorporated herein by reference.

Share Increase

The 2013 Plan has served as an important part of our overall compensation program. The 2013 Plan enabled us to grant equity-based compensation awards designed to provide an additional incentive for our employees, service providers and employees or service providers of our affiliates who are critical to the achievement of our long-term financial and strategic goals. We believe that the Amendment, which amends the 2013 Plan to increase by 650,000 the shares of our common stock authorized for issuance under the 2013 Plan, supports our ability to attract, motivate and retain the most competent and skilled employees, service providers and employees or service providers of our affiliates. Awards made under the 2013 Plan, including annual cash incentive awards and long-term incentive equity grants, are designed to align the individual interests of our employees with the interests of our stockholders and reward them for the creation of long-term stockholder value.

We believe that the number of shares currently available for issuance under the 2013 Plan may not be sufficient in view of our compensation structure and strategy and that the availability of the additional shares sought in this proposal will ensure that we continue to have a sufficient number of shares of common stock authorized for issuance of awards under the 2013 Plan. As a result, the Compensation Committee and the Board have approved the Amendment, subject to the approval of our stockholders at the Annual Meeting.

As of December 15, 2016, there were 12,437,916 shares of our common stock outstanding. As of December 15, 2016: (1) there were options to purchase an aggregate of 1,034,000 shares of our common stock outstanding under the 2013 Plan at a weighted-average exercise price of $6.70 per share; and (2) 179,975 restricted stock units have been issued under the 2013 Plan (which restricted stock units had not been forfeited). As of December 15, 2016, there were 336,025 shares of our common stock reserved for future issuance under the 2013 Plan, which is our only plan under which equity awards can currently be made to employee, affiliates and directors.

In making the recommendation to increase the 2013 Plan’s share reserve by an additional 650,000 shares, we considered a number of factors, including:

Importance of Long-Term Equity Incentives. Long-term equity incentives are an important component of our compensation program, motivating employees, service providers and employees or service providers of our affiliates to make decisions that focus on creating long-term value for stockholders, aligning executives’ interests with the interests of stockholders and serving as an effective employment recruitment and retention tool.

Expected Duration. We expect that the shares available for future awards, including the additional shares if this proposal is approved by our stockholders, will be sufficient for currently-anticipated awards under the 2013 Plan for the foreseeable future. Expectations regarding future share usage could be impacted by a number of factors such as hiring and promotion activity at the executive level; the rate at which shares are returned to the 2013 Plan reserve upon awards’ expiration, forfeiture or cash settlement; the future performance of our stock price; consequences of acquiring other companies; and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations.

Text of the Amendment

The first paragraph of Section 6.02 of the 2013 Plan would be revised as follows:

“6.02	Aggregate Limit

The maximum aggregate number (the “Maximum Aggregate Number”) of shares of Common Stock which may be subject to Awards under this Plan is 2,200,000 shares of Common Stock.”

New Plan Benefits

The benefits that will be awarded or paid under the 2013 Plan are not currently determinable. Awards granted under the 2013 Plan are within the discretion of the Compensation Committee and future awards and the individuals who may receive them have not been determined. We did not issue any awards under the 2013 Plan during the fiscal year ended September 30, 2016.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE NATIONAL HOLDINGS CORPORATION 2013 OMNIBUS INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE 2013 PLAN BY 650,000

PROPOSAL 6

APPROVE A NON-BINDING ADVISORY RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Board of Directors is submitting a “Say on Pay” proposal for stockholder consideration as required under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The proposal enables our stockholders to cast an advisory vote to approve the compensation of our named executive officers as disclosed in the accompanying compensation tables in this Proxy Statement.

The Board of Directors believes that the compensation policies and procedures of our company are centered on a pay-for-performance culture and are strongly aligned with the long-term interests of stockholders. In particular, our compensation program is designed to:

●	provide compensation that will attract and retain superior talent and reward our executives based upon our company’s and each individual’s performance;

●	support a performance oriented environment;

●	foster commonality of interest between executives and stockholders through the use of equity-based incentives and by encouraging executive stock ownership; and

●	provide an appropriate mix between short-term and long-term compensation that encourages a balanced focus on short-term profit goals and long-term value creation.

This proposal gives you as a stockholder the opportunity to endorse or not endorse our executive pay program through the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the compensation tables and related narrative discussion, is hereby APPROVED.”

Your vote on this proposal will be non-binding on us and the Board and will not be construed as overruling a decision by the Board or us. Your vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for the Board or us. However, the Board values the opinions that our stockholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions as it deems appropriate.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL A NON-BINDING ADVISORY RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

PROPOSAL 7

RATIFICATION OF APPOINTMENT BY THE AUDIT COMMITTEE OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2017

The shares represented by the proxies will be voted for approval of the ratification of the appointment of EisnerAmper LLP (“EisnerAmper”), unless otherwise indicated in the proxy, as our independent registered public accounting firm to report to the stockholders on our financial statements for the fiscal year ending September 30, 2017. The Audit Committee of our Board approved in advance each professional service performed by EisnerAmper during fiscal year 2016 and considered the possible effect on the auditors’ independence. Information relating to fees paid to EisnerAmper is set forth below.

The Board, through the Audit Committee, has retained EisnerAmper to report to the stockholders our financial statements for the fiscal year ending September 30, 2017. Although submission of the appointment of an independent registered public accounting firm to stockholders for ratification is not required by law, the Board considers it appropriate to submit the selection of an independent registered public accounting firm for stockholder approval. Under the Sarbanes-Oxley Act of 2002 and the rules of the SEC promulgated thereunder, the Audit Committee is solely responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. Representatives of EisnerAmper will attend the Annual Meeting so stockholders will have an opportunity to ask EisnerAmper questions at such meeting.

The affirmative vote of the holders of a majority of the shares of our common stock present, or represented by proxy, and voted at the Annual Meeting is required for the approval of this item. The Board has not determined what action it would take if the stockholders do not approve the selection of EisnerAmper and may reconsider its selection if the stockholders’ action so warrants. Even if the selection is ratified, the Audit Committee, exercising its own discretion, may select different auditors at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

Independent Registered Public Accounting Firm Fees

Audit Fees. Aggregate fees for professional services performed by EisnerAmper during the fiscal years ended September 30, 2016 and September 30, 2015 relating to the audit of our consolidated annual financial statements, and the review of our consolidated quarterly financial statements included in our Quarterly Reports on Form 10-Q for the quarters ended December 31, March 31 and June 30, were approximately $440,000 and $416,000, respectively.

Audit-Related Fees. “Audit-related fees” include fees billed for assurance and related services that are reasonably related to the performance of the audit and not included in the “audit fees” mentioned above. Such fees amounted to $50,000 and $38,000 in fiscal years 2016 and 2015, respectively.

Tax Fees. Aggregate fees in fiscal years 2016 and 2015 for tax compliance, tax advice or tax planning amounted to $108,000 and $94,000, respectively.

All Other Fees. Fees paid to EisnerAmper in 2016 and 2015 for acquisition-related matters amounted to $23,000 and $0, respectively.

Pre-Approval Policies. Pursuant to the rules and regulations of the SEC, before our independent public accountant is engaged to render audit or non-audit services, the engagement must be approved by our Audit Committee or entered into pursuant to the Audit Committee’s pre-approval policies and procedures. The policy granting pre-approval to certain specific audit and audit-related services and specifying the procedures for pre-approving other services is set forth in the charter of the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE RATIFICATION OF THE APPOINTMENT BY THE AUDIT COMMITTEE OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2017

Certain Matters Relating to Proxy Materials and Annual Report

Access to Proxy Materials and Annual Report

This Proxy Statement, the Notice of Annual Meeting of Stockholders, the accompanying proxy card and the Annual Report are being mailed to stockholders on or about January 4, 2017. These materials are also available via the Internet at the “Investors” section of our website at www.nhldcorp.com. We encourage you to review all of the important information contained in the proxy materials that are being provided to you or that can be accessed via our website before voting.

“Householding” of Proxy Materials and Annual Reports for Record Owners

The SEC rules permit us, with your permission, to deliver a single proxy statement and annual report to any household at which two or more stockholders of record reside at the same address. Each stockholder will continue to receive a separate proxy card. This procedure, known as “householding,” reduces the volume of duplicate information you receive and reduces our expenses. Stockholders of record voting by mail can choose this option by marking the appropriate box on the proxy card included with this Proxy Statement. Stockholders of record voting via telephone or over the Internet can choose this option by following the instructions provided by telephone or over the Internet, as applicable. Once given, a stockholder’s consent will remain in effect until he or she revokes it by notifying our Corporate Secretary as described above. If you revoke your consent, we will begin sending you individual copies of future mailings of these documents within 30 days after we receive your revocation notice. Stockholders of record who elect to participate in householding may also request a separate copy of future proxy statements and annual reports by contacting the Corporate Secretary in writing at National Holdings Corporation, 410 Park Avenue, 14th Floor, New York, New York 10022.

Separate Copies for Beneficial Owners

Institutions that hold shares in street name for two or more beneficial owners with the same address are permitted to deliver a single proxy statement and annual report to that address. Any such beneficial owner can request a separate copy of this Proxy Statement or the Annual Report on Form 10-K for the fiscal year ended September 30, 2016 by contacting our Corporate Secretary as described below. Beneficial owners with the same address who receive more than one Proxy Statement and Annual Report on Form 10-K may request delivery of a single Proxy Statement and Annual Report by contacting the Corporate Secretary in writing at National Holdings Corporation, 410 Park Avenue, New York, New York 10022.

Other Matters

The Board is not aware of any matters to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. However, if other matters properly come before the Annual Meeting, or any adjournment or postponement thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

By Order of the Board of Directors

/s/ Glenn C. Worman
Name:	Glenn C. Worman
Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer

APPENDIX A

CERTIFICATE OF AMENDMENT

OF

THE CERTIFICATE OF INCORPORATION

OF

NATIONAL HOLDINGS CORPORATION

Pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), National Holdings Corporation, a corporation organized under and existing by virtue of the DGCL, DOES HEREBY CERTIFY:

1. The name of the corporation is National Holdings Corporation (the “Corporation”).

2. The original name of the Corporation was Olympic Cascade Financial Corporation and the date of filing the original Certificate of Incorporation of this Corporation with the Secretary of State of the State of Delaware was September 27, 1996.

3. The present first sentence of Article Fourth of the Certificate of Incorporation is hereby amended to read as follows:

“FOURTH: The total number of shares of all classes of stock which the Corporation has authority to issue is Eighty Five Million (85,000,000) shares, consisting of two classes: Seventy Five Million (75,000,000) shares of Common Stock, $0.02 par value per share (the “Common Stock”), and Ten Million (10,000,000) shares of Preferred Stock, $0.01 par value per share (the “Preferred Stock”).”

4. This amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the DGCL.

[Remainder of page intentionally left blank; signature page follows.]

Dated: ____________ __, 2017

NATIONAL HOLDINGS CORPORATION

By:
Name: Robert B. Fagenson
Title: Chief Executive Officer

APPENDIX B

CERTIFICATE OF AMENDMENT

OF

THE CERTIFICATE OF INCORPORATION

OF

NATIONAL HOLDINGS CORPORATION

Pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), National Holdings Corporation, a corporation organized under and existing by virtue of the DGCL, DOES HEREBY CERTIFY:

1. The name of the corporation is National Holdings Corporation (the “Corporation”).

2. The original name of the Corporation was Olympic Cascade Financial Corporation and the date of filing the original Certificate of Incorporation of this Corporation with the Secretary of State of the State of Delaware was September 27, 1996.

3. The present Section B.(f) of Article Fourth of the Certificate of Incorporation is hereby deleted in its entirety and replaced with the following:

“(f)     Whenever stockholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.”

4. This amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the DGCL.

[Remainder of page intentionally left blank; signature page follows.]

Dated: ____________ __, 2017

NATIONAL HOLDINGS CORPORATION

By:
Name: Robert B. Fagenson
Title: Chief Executive Officer

APPENDIX C

CERTIFICATE OF AMENDMENT

OF

THE CERTIFICATE OF INCORPORATION

OF

NATIONAL HOLDINGS CORPORATION

Pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), National Holdings Corporation, a corporation organized under and existing by virtue of the DGCL, DOES HEREBY CERTIFY:

1. The name of the corporation is National Holdings Corporation (the “Corporation”).

2. The original name of the Corporation was Olympic Cascade Financial Corporation and the date of filing the original Certificate of Incorporation of this Corporation with the Secretary of State of the State of Delaware was September 27, 1996.

3. The present Article Seventh of the Certificate of Incorporation is hereby deleted in its entirety and replaced with the following:

“SEVENTH: Unless and except that the by-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.”

4. The provisions of the present Article Ninth of the Certificate of Incorporation are hereby amended by adding the following two sentences at the end of such Article Ninth:

“If the DGCL is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended. Any repeal or modification of the foregoing provisions of this Article Ninth by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.”

5. A new Article Thirteenth of the Certificate of Incorporation is hereby added as follows:

“THIRTEENTH: The Corporation will indemnify any person who was or is a party or is threatened to be made a party to, or testifies in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, by reason of the fact such person is or was a director, officer or employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding to the full extent permitted by the DGCL, and the Corporation may adopt by-laws or enter into agreements with any such person for the purpose of providing for such indemnification.”

6. A new Article Fourteenth of the Certificate of Incorporation is hereby added as follows:

“FOURTEENTH: To the fullest extent permitted by Section 122(17) of the DGCL, the Corporation, on behalf of itself and its subsidiaries, renounces any interest or expectancy of the Corporation and its subsidiaries in any Excluded Opportunity, or in being offered an opportunity to receive notice of or participate in any Excluded Opportunity, even if the opportunity is one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so and no such individual, corporation, limited liability company, partnership, firm, joint venture, association, joint-stock company, trust, estate, unincorporated organization, governmental or regulatory body or other entity (“Person”) shall be liable to the Corporation or any of its subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such Person pursues or acquires such Excluded Opportunity, directs such Excluded Opportunity to another Person or fails to present such Excluded Opportunity, or information regarding such Excluded Opportunity, to the Corporation or its subsidiaries. An “Excluded Opportunity” is any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of any director of the Corporation who is not an employee of the Corporation or any of its subsidiaries (collectively, “Covered Persons”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Covered Person expressly and solely in such Covered Person’s capacity as a director of the Corporation. Any Person purchasing or otherwise acquiring any interest in any shares of stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article Fourteenth. Neither the alteration, amendment or repeal of this Article Fourteenth nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article Fourteenth shall eliminate or reduce the effect of this Article Fourteenth in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article Fourteenth, would accrue or arise, prior to such alteration, amendment, repeal or adoption.”

7. This amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 242 of the DGCL.

[Remainder of page intentionally left blank; signature page follows.]

Dated: ____________ __, 2017

NATIONAL HOLDINGS CORPORATION

By:
Name: Robert B. Fagenson
Title: Chief Executive Officer

APPENDIX D

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION
OF
NATIONAL HOLDINGS CORPORATION

National Holdings Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

A.     The name of the Corporation is National Holdings Corporation. The original name of the Corporation was Olympic Cascade Financial Corporation and the date of filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was September 27, 1996.

B.     This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware (the “DGCL”), and restates, integrates and further amends the provisions of the Corporation’s original Certificate of Incorporation, as amended, and has been duly approved by the written consent of the stockholders of the Corporation in accordance with Section 228 of the DGCL.

C.     The text of the original Certificate of Incorporation of the Corporation, as amended, is hereby amended and restated to read in its entirety as follows:

FIRST:         The name of the Corporation is National Holdings Corporation.

SECOND:    The registered office of the Corporation in the State of Delaware is located at 1013 Centre Road, City of Wilmington, County of New Castle, Delaware 19805. The name and address of the Corporation's registered agent is Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805

THIRD:        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the DGCL.

FOURTH:     The total number of shares of all classes of capital stock which the Corporation has authority to issue is Eighty-Five Million (85,000,000) shares, consisting of two classes: Seventy-Five Million (75,000,000) shares of Common Stock, $0.02 par value per share (the "Common Stock"), and Ten Million (10,000,000) shares of Preferred Stock, $0.01 par value per share (the "Preferred Stock").

The powers, preferences and rights of the shares of Preferred Stock and the Common Stock, and the qualifications, limitations or restrictions thereof are as follows:

A.     Preferred Stock

Authority is hereby vested in the board of directors of the Corporation (the "Board of Directors") to provide for the issuance of Preferred Stock and in connection therewith to fix by resolution providing for the issue of such series, the number of shares to be included and such of the preferences and relative participating, optional or other special rights and limitations of such series, including, without limitation, rights of redemption or conversion into Common Stock, to the fullest extent now or hereafter permitted by the DGCL.

B.     Common Stock

(a) Each share of Common Stock issued and outstanding shall be identical in all respect one with the other, and no dividends shall be paid on any shares of Common Stock unless the same dividend is paid on all shares of Common Stock outstanding at the time of such payment.

(b) Except for and subject to those rights expressly granted to the holders of the Preferred Stock, or except as may be provided by the DGCL, the holders of Common Stock shall have exclusively all other rights of stockholders including, but not by way of limitation, (i) the right to receive dividends, when, as and if declared by the Board of Directors out of assets lawfully available therefor, and (ii) in the event of any distribution of assets upon liquidation, dissolution or winding up of the Corporation or otherwise, the right to receive ratably and equally all the assets and funds of the Corporation remaining after payment to the holders of the Preferred Stock of the Corporation of the specific amounts which they are entitled to receive upon such liquidation, dissolution or winding up of the Corporation as herein provided.

(c) In the event that the holder of any share of Common Stock shall receive any payment of any dividend on, liquidation of, or other amounts payable with respect to, any shares of Common Stock, which he is not then entitled to receive, he will forthwith deliver the same in the form received to the holders of shares of the Preferred Stock as their respective interests may appear, or the Corporation if no shares of Preferred Stock are then outstanding, and until so delivered will hold the same in trust for such holders or the Corporation.

(d) Each holder of shares of Common Stock shall be entitled to one vote for each share of such Common Stock held by him, and voting power with respect to all classes of securities of the Corporation shall be vested solely in the Common Stock, other than as specifically provided in the Corporation's Amended and Restated Certificate of Incorporation, as it may be amended, with respect to the Preferred Stock.

(e) No stockholder shall be entitled to any preemptive right to purchase or subscribe for any unissued stock of any class or any additional shares of any class to be issued by reason of any increase in the authorized capital stock of the Corporation.

(f) Whenever stockholders are required or permitted to take any action by vote, such action may be taken without a meeting on written consent, setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

FIFTH:        Reserved.

SIXTH:       The Board of Directors is expressly authorized to adopt, amend or repeal the by-laws of the Corporation.

SEVENTH:  Unless and except that the by-laws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

EIGHTH:     The number of directors constituting the Board of Directors shall be determined by the Board of Directors, subject to the by-laws of the Corporation. Any vacancy in the Board of Directors, whether arising from death, resignation, removal (with or without cause), an increase in the number of directors or any other cause, may be filled by the vote of either a majority of the directors then in office, though less than a quorum, or by the stockholders at the next annual meeting thereof or at a special meeting called for such purpose. Stockholders may not apply to request that the Delaware Court of Chancery summarily order an election to be held to fill any vacancies in the Board of Directors whether or not, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole Board of Directors as constituted immediately prior to any such vacancy or increase. Each director so elected shall hold office until the next meeting of the stockholders in which the election of directors is in the regular order of business and until his successor shall have been elected and qualified.

NINTH:     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that the foregoing shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended. Any repeal or modification of the foregoing provisions of this Article Ninth by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

TENTH:     Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of the DGCL or the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the DGCL order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors, and/or on all of the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.

ELEVENTH:     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statue or by this Amended and Restated Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

TWELFTH:      Special meetings of the stockholders of the Corporation may only be called by the Board of Directors upon the request of any two directors, by the holders of one-third or more of the outstanding Common Stock, or by the duly elected officers of the Corporation.

THIRTEENTH:     The Corporation will indemnify any person who was or is a party or is threatened to be made a party to, or testifies in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature, by reason of the fact such person is or was a director, officer or employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise, against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding to the full extent permitted by the DGCL, and the Corporation may adopt by-laws or enter into agreements with any such person for the purpose of providing for such indemnification.

FOURTEENTH:     To the fullest extent permitted by Section 122(17) of the DGCL, the Corporation, on behalf of itself and its subsidiaries, renounces any interest or expectancy of the Corporation and its subsidiaries in any Excluded Opportunity, or in being offered an opportunity to receive notice of or participate in any Excluded Opportunity, even if the opportunity is one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so and no such individual, corporation, limited liability company, partnership, firm, joint venture, association, joint-stock company, trust, estate, unincorporated organization, governmental or regulatory body or other entity (“Person”) shall be liable to the Corporation or any of its subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such Person pursues or acquires such Excluded Opportunity, directs such Excluded Opportunity to another Person or fails to present such Excluded Opportunity, or information regarding such Excluded Opportunity, to the Corporation or its subsidiaries. An “Excluded Opportunity” is any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of any director of the Corporation who is not an employee of the Corporation or any of its subsidiaries (collectively, “Covered Persons”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Covered Person expressly and solely in such Covered Person’s capacity as a director of the Corporation. Any Person purchasing or otherwise acquiring any interest in any shares of stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article Fourteenth. Neither the alteration, amendment or repeal of this Article Fourteenth nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article Fourteenth shall eliminate or reduce the effect of this Article Fourteenth in respect of any business opportunity first identified or any other matter occurring, or any cause of action, suit or claim that, but for this Article Fourteenth, would accrue or arise, prior to such alteration, amendment, repeal or adoption.

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, National Holdings Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by a duly authorized officer of the Corporation on this _____ day of _________________, 20__.

By:
Name:
Title:

NATIONAL HOLDINGS CORPORATION
ATTN: GLENN C. WORMAN
410 PARK AVE.
14TH FLOOR
NEW YORK, NY 10022

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
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THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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02 0000000000

The Board of Directors recommends you vote FOR the following:

1. Election of Director

Nominees	For	Against	Abstain
1. Eli Salig	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5, 6, and 7:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

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0000305040_1 R1.0.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com

NATIONAL HOLDINGS CORPORATION
Annual Meeting of Stockholders
January 26, 2017, 10:00 AM
This proxy is solicited by the Board of Directors

The stockholder hereby appoints Robert B. Fagenson and Glenn C. Worman, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of NATIONAL HOLDINGS CORPORATION that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on January 26, 2017, at the offices of Alston & Bird LLP, 90 Park Avenue, 15th Floor, New York, NY 10016 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000305040_2 R1.0.1.1

Continued and to be signed and dated on reverse side